     As filed with the Securities and Exchange Commission on March 23, 2000
                                              Securities Act File No. 33-_______
                                        Investment Company Act File No. 811-2733
================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM N-2

[X]     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]     Pre-Effective Amendment No.
[ ]     Post-Effective Amendment No.

[X]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]     Amendment No. 15

                          THE SALOMON BROTHERS FUND INC
             (Exact name of registrant as specified in its charter)

                            ------------------------

                              7 World Trade Center
                                   38th Floor
                            New York, New York 10048
                    (Address of principal executive offices)

                                 (212) 783-5984
              (Registrant's telephone number, including area code)

                            ------------------------

                            Robert A. Vegliante, Esq.
                               Assistant Secretary
                          THE SALOMON BROTHERS FUND INC
                              7 World Trade Center
                                   38th Floor
                            New York, New York 10048
                     (Name and address of agent for service)

                            ------------------------

                                 WITH COPIES TO:
                              SARAH E. COGAN, ESQ.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                         New York, New York 10017-3954

                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                            ------------------------

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     If it is proposed that this filing will become effective when declared effective pursuant to Section 8(c), check the following box. [ ]

     If appropriate, check the following box:

     [ ] This amendment designates a new effective date for a previously filed registration statement.

     [ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement
for the same offering is      .

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                                PROPOSED         PROPOSED
                                                 AMOUNT         MAXIMUM           MAXIMUM        AMOUNT OF
         TITLE OF SECURITIES                     BEING       OFFERING PRICE      AGGREGATE     REGISTRATION
           BEING REGISTERED                    REGISTERED      PER UNIT(1)    OFFERING PRICE       FEE
Capital Stock, par value $1.00 per share.....  11,826,108        $19.00        $224,696,052      $59,319.76

(1) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended. Based on the average of the high and low sales prices reported on the New York Stock Exchange on March 17, 2000.

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                         THE SALOMON BROTHERS FUND INC
                                    FORM N-2
                             CROSS REFERENCE SHEET
                          PARTS A AND B OF PROSPECTUS

ITEM NO.                CAPTION                                    LOCATION IN PROSPECTUS
--------  ------------------------------------                -------------------------------------------------
PART A -- Information Required in a Prospectus

1.        Outside Front Cover                                   Front Cover Page

2.        Cover Pages; Other Offering Information               Front Cover Page

3.        Fee Table and Synopsis                                Prospectus Summary; Fee Table

4.        Financial Highlights                                  Financial Highlights

5.        Plan of Distribution                                  Front Cover Page; Prospectus Summary; The Offer

6.        Selling Shareholders                                  Not Applicable

7.        Use of Proceeds                                       Use of Proceeds

8.        General Description of the Registrant                 Front Cover Page; Prospectus Summary; the Fund;
                                                                Investment Objectives and Policies; Risk Factors
                                                                and Special Considerations; Capital Stock; Net
                                                                Asset Value

9.        Management                                            Management; Portfolio Transactions; Custodian,
                                                                Transfer Agent and Dividend Paying Agent

10.       Capital Stock, Long-Term Debt and Other Securities    The Offer; Capital Stock; Dividends and
                                                                Distributions; Net Asset Value; Taxation

11.       Defaults and Arrears on Senior Securities             Not Applicable

12.       Legal Proceedings                                     Not Applicable

13.       Table of Contents of the Statement of Additional      Table of Contents of the Statement of Additional
          Information                                           Information

PART B -- Information required in a Statement of Additional Information

14.       Cover Page                                            Front Cover Page

15.       Table of Contents                                     Front Cover Page

16.       General Information and History                       General Information

17.       Investment Objectives and Policies                    Investment Objectives and Policies; Investment
                                                                Restrictions

18.       Management                                            Management

19.       Control Persons and Principal Holders of Securities   Capital Stock

20.       Investment Advisory and Other Services                Management

ITEM NO.                CAPTION                                    LOCATION IN PROSPECTUS
--------  ------------------------------------                -------------------------------------------------
21.       Brokerage Allocation and Other Practices              Portfolio Transactions

22.       Tax Status                                            Taxation

23.       Financial Statements                                  Financial Statements

PART C -- Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

                          THE SALOMON BROTHERS FUND INC
                        9,460,886 SHARES OF CAPITAL STOCK
                        ISSUABLE UPON EXERCISE OF RIGHTS
                             TO SUBSCRIBE FOR SHARES

                              -------------------

     The Salomon Brothers Fund Inc (the "Fund") is issuing to its shareholders rights to purchase additional shares. You will receive one right for each share of capital stock you own on the record date, which is May 15, 2000. You need ten rights to purchase one share at the subscription price per share. The Fund will not issue fractional shares upon the exercise of less than ten rights. If you exercise all your rights you will be entitled to subscribe for additional shares not acquired by other shareholders. The Fund may increase the number of shares subject to subscription by up to 25%, or 2,365,222 shares, for an aggregate total of 11,826,108 shares. The rights are not transferable; you may not purchase or sell them and they will not trade on the New York Stock Exchange (the "NYSE") or any other exchange. The shares to be issued pursuant to the rights will trade on the NYSE under the symbol "SBF."

     The subscription price per share will be 95% of the lower of:

     (1) the volume-weighted average of the sales prices of a share on the NYSE on the expiration date of the offer and on the previous four business days, and

     (2) the net asset value per share as of the close of business on the expiration date of the offer.

     In no event will the subscription price per share be lower than 87.5% of the net asset value per share as of the close of business on the expiration date of the offer.

     This floor price will take effect if shares of the Fund are trading at a discount to net asset value greater than 7.9%

     You will not know the actual subscription price at the time you exercise your rights. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision.

     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 19, 2000, UNLESS EXTENDED TO NOT LATER THAN JUNE 26, 2000.

     The Fund is a closed-end, diversified management investment company. Its primary investment objectives are growth and conservation of capital. Income receives secondary consideration. The Fund invests primarily in common stock of companies in industries the investment manager believes have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings growth potential. See "Risk Factors and Special Considerations" beginning on page __ of this prospectus for a more comprehensive discussion of risks you may incur when making an investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

                              -------------------

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
      COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED
         IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                      ESTIMATED                             ESTIMATED
                                    SUBSCRIPTION        ESTIMATED          PROCEEDS TO
                                      PRICE (1)         SALES LOAD        THE FUND (2)(3)
                                   --------------      ------------      -----------------
Per Share..........................                        None
Total Maximum (4)..................                        None

                                               (FOOTNOTES ON THE FOLLOWING PAGE)

     This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be retained for future reference. A statement of additional information dated __________ __, 2000 containing additional information about the Fund has been filed with the Commission and legally forms a part of this prospectus. The table of contents of the statement of additional information appears on page ___ of this prospectus. You may obtain a copy of the statement of additional information without charge by contacting _______________________________, the Fund's information agent for the offer.

     If you have questions or need further information about the offer, please call the information agent collect at (___) ___-____ (for banks and brokers) and toll free at (___) ___-____(for all others).



The date of this prospectus is ____________, 2000

(FOOTNOTES FROM THE PREVIOUS PAGE)

(1) Estimated on the basis of 95% of the volume-weighted average of the sales prices of a share on the NYSE on ______ __, 2000 and on the previous four business days. Actual amounts may vary due to rounding.

(2) Before deduction of offering expenses incurred by the Fund, estimated at $__________.

(3) Funds received by check prior to the final due date of this offer will be deposited into a segregated interest-bearing account pending allocation and distribution of shares. Interest on subscription moneys will be paid to the Fund regardless of whether shares are issued by the Fund.

(4) Assumes all rights are exercised at the estimated subscription price. The Fund may increase the number of shares subject to subscription by up to 25% of the shares offered. If the Fund increases the number of shares subject to subscription by 25%, the aggregate maximum estimated subscription price and estimated proceeds will be $________ and $________ , respectively.


                            ------------------------

                               PROSPECTUS SUMMARY

     You should read the entire prospectus, including the statement of additional information which legally forms part of this prospectus, before you decide whether to exercise your rights. In particular, you should read carefully the risks of investing in the shares discussed under "Risk Factors and Special Considerations."

BENEFITS OF THE OFFER

     The board of directors has determined that increasing the Fund's assets through a rights offering may provide the following benefits:

         increased ability to take advantage of investment opportunities without being required to sell current portfolio positions that the Fund wishes to retain in part due to the capital gains embedded in these positions additional investment flexibility

         lower expense ratios

         lower expected capital gains distributions per share. This will occur because the increase in the number of shares issued and outstanding means that any capital gain distributed to shareholders will be spread over a larger number of shares, and therefore the per share amount of capital gain distributed will decrease. This benefit only applies with respect to capital gain in positions held by the Fund at the time of the offering, or realized earlier in the year 2000.

         improved liquidity of the trading market for shares on the NYSE opportunity to purchase additional shares at a price below current market price

     There can be no assurance that the offer will provide any of the benefits listed above

     The Fund may choose to make additional rights offerings in the future for a number of shares and on terms which may or may not be similar to this offer.

IMPORTANT TERMS OF THE OFFER

Total number of shares available for primary subscription: .......   9,460,886

Total number of shares available to cover over-subscription
requests: ........................................................   2,365,222

Number of rights you will receive for each outstanding share
you own on the record date: ......................................   One right for every one share

Number of shares you may purchase with your rights at the
subscription price per share: ....................................   One share for every ten rights

Subscription price: ..............................................   95% of the lower of (1) the volume-weighted average
                                                                     of the sales prices per share on the NYSE on the
                                                                     expiration date and on the preceding four business
                                                                     days and (2) the net asset value per share on the
                                                                     expiration date. In no event will the subscription price
                                                                     per share be lower than 87.5% of the net asset value
                                                                     per share as of the close of business on the expiration
                                                                     date of the offer. This floor price will take effect if
                                                                     shares of the Fund are trading at a discount to net
                                                                     asset value greater than 7.9%.

HOW TO EXERCISE RIGHTS

     To exercise your rights, please follow the following instructions:

          If you do not own your shares through a broker, bank or other nominee, you should have received a subscription certificate. The subscription certificate elicits the necessary information to enable you to exercise your rights. Please complete and sign the subscription certificate. Mail it in the envelope provided or deliver the completed and signed subscription certificate with payment in full to ________________, the subscription agent for the offer, at the address indicated on the subscription certificate. Your completed and signed subscription certificate and payment must be received by the expiration date, which is June 19, 2000 (unless extended). You should calculate the total payment on the basis of an estimated subscription price of $____ per share. If you do not own your shares through a broker, bank or other nominee and have not received a subscription certificate, please contact ________________________, the information agent for the offer, collect at (___) ___-____ (for banks and brokers) and toll free at (___) ___-____ (for all others).

          If you own your shares through a broker or other nominee, please contact your broker, banker or trust company. It can arrange to exercise rights on your behalf and to guarantee payment and delivery of a properly completed and executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the expiration date. A fee may be charged for this service. The notice of guaranteed delivery must be received on or before the expiration date, which is June 19, 2000 (unless extended).

IMPORTANT DATES TO REMEMBER

     Please note that the dates in the table below may change if the offer is extended.

                            Event                                          Date
----------------------------------------------------------    -----------------------------
Record date...............................................             May 22, 2000
Subscription period.......................................    May 22, 2000 to June 19, 2000
Payment for shares or notice of guaranteed delivery due...            June 19, 2000
Expiration and pricing date...............................            June 19, 2000
Payment for guarantees of delivery due....................            June 26, 2000
Confirmation to participants..............................             July 3, 2000
Final payment for shares..................................            July 17, 2000

OVER-SUBSCRIPTION PRIVILEGE

     If you exercise all your rights, you may subscribe for shares which were not subscribed for by other shareholders. If sufficient shares are not available to honor all requests for over-subscriptions, the Fund may increase the number of shares available for subscription by up to 25%, or 2,365,222 shares, in order to satisfy these over-subscription requests. Available shares will be allocated ratably among those who over-subscribe based on the number of rights originally issued to them.

RIGHTS MAY NOT BE PURCHASED OR SOLD

     You may not purchase or sell the rights and they will not trade on any exchange. If you do not exercise your rights before the conclusion of the rights offer, your rights will expire without value.

RESTRICTIONS ON FOREIGN SHAREHOLDERS

     The Fund will not mail subscription certificates to shareholders whose record addresses are outside the United States. _____________ will hold the rights to which subscription certificates relate for foreign shareholder accounts until instructions are received to exercise the rights. If no instructions are received prior to the expiration date, these rights will expire.

FURTHER INFORMATION

     If you have any questions or inquiries relating to the offer, please contact the information agent at:

                  [LOGO]

         -------------------------
         New York, New York _____
         Banks and Brokers Call Collect: (212) ___-____
         All Others Call Toll Free: (800) ___-____

OFFERING FEES AND EXPENSES

     Salomon Smith Barney, Inc. will act as a financial advisor to the Fund for the offer. The Fund will pay Salomon Smith Barney, Inc. a fee for its financial advisory services equal to 0.375% of the subscription price for each share issued. The Fund will also pay __________, as information agent, a fee of $_____________ and _________, as subscription agent, a fee of ________.

USE OF PROCEEDS

     We estimate the net proceeds of the offer to be approximately $_____________. If the Fund increases the number of shares subject to subscription by up to 25% in order to satisfy over-subscription requests, the additional net proceeds will be approximately $______________.

     Salomon Brothers Asset Management Inc, the Fund's investment manager, anticipates that it will take up to one month for the Fund to invest these proceeds in accordance with its investment objective and policies under current market conditions.

INFORMATION REGARDING THE FUND

     The Fund is a Maryland corporation, organized on January 18, 1977 as a wholly-owned subsidiary of The Lehman Corporation, a Delaware corporation, which commenced business operations on September 24, 1929. On April 30, 1977, a merger of the two corporations was consummated and the Maryland corporation succeeded to the business and affairs of the Delaware corporation. The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Its primary investment objectives are growth and conservation of capital. The Fund invests primarily in common stock of companies in industries the investment manager believes have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings growth potential.

     There can be no assurance that the Fund will achieve its investment objectives. The shares are listed and traded on the New York Stock Exchange under the symbol "SBF." As of March 31, 2000, the net assets were approximately $[____] billion.

INVESTMENT MANAGER; CUSTODIAN AND TRANSFER AGENT

     Salomon Brothers Asset Management Inc ("SaBAM") acts as investment manager to the Fund. SaBAM is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

     PNC Bank, N.A. is the custodian for the Fund.

     The Bank of New York is the transfer agent and dividend paying agent for the Fund.

MANAGEMENT FEES

     Since SaBAM receives fees based on net assets, it will benefit from the increase in assets that will result from the offer.

RISK FACTORS AND SPECIAL CONSIDERATIONS

     You should consider the following factors, as well as the other information in this Prospectus, before making an investment in the Fund under this offer.

You Will Incur Immediate Dilution in this Offer

     If you do not exercise all your rights, after the offer you will own a smaller proportional interest in the Fund. In addition, whether or not you exercise your rights, the net asset value per share of your shares will be reduced as a result of the offer because:

          the shares offered will be sold at less than their then current net asset value you will indirectly bear the expenses of the offer

          the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of the net assets

You May Lose Money by Investing in the Fund

     An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets fluctuate.

     As an investment company that holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investment in equities, and Fund shareholders should be able to tolerate significant fluctuations in the value of their investment in the Fund. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

There Are No Fixed Limitations Regarding Portfolio Turnover

     Frequency of portfolio turnover is not a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will not exceed 100%. For the year ended December 31, 1999, the Fund's portfolio turnover rate was 73%. A higher rate of portfolio turnover involves correspondingly greater aggregate payments for brokerage commissions than a lower rate, which expenses must be borne by the Fund and its shareholders, while a lower rate of portfolio turnover involves correspondingly lower aggregate payments and shareholder expenses.

The Fund's Shares Have Traded and May Continue to Trade at a Discount to Net Asset Value

     Shares of closed-end management investment companies frequently trade at a discount from their net asset value (the market price per share is less than the value per share of the net assets). This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease as a result of its investment activities and may be greater for investors expecting to sell their shares relatively soon after completion of this offering. Historically, the stock has sold sometimes above and sometimes below net asset value. The Fund cannot predict whether its shares will trade at, above or below net asset value in the future.

The Fund's Investments in Foreign Securities May Subject You to Increased Risk

     The Fund may invest up to 25% of its assets in foreign securities. Many foreign securities may be less liquid and their prices more volatile than securities of comparable U.S. companies. Other risks of investing in foreign securities include less governmental supervision and regulations with respect to the issuance of such securities as compared to in the U.S., less available information concerning foreign issuers than U.S. issuers and higher brokerage commissions and longer transaction settlement periods as compared to the U.S. In addition, with respect to some foreign countries there is the possibility of nationalization, expropriation or confiscatory taxation. Income earned in a foreign nation may be subject to taxation (including withholding taxes on interest and dividends), or other taxes may be imposed with respect to investments in foreign securities.

                                    FEE TABLE

     The following table sets forth certain fees and expenses of the Fund.

SHAREHOLDER TRANSACTION EXPENSES
      Sales Load (as a percentage of the subscription price per share)..........0 %
      Dividend Reinvestment and Cash Purchase Plan Fees                         *
ANNUAL EXPENSES (as a percentage of net assets attributable to capital stock)...
      Management Fees(1)....................................................... 0.51%
      Other expenses(2).........................................................0.05%
TOTAL ANNUAL EXPENSES(2)........................................................0.56%

                                                               1         3           5         10
                        EXAMPLE                              YEAR      YEARS       YEARS      YEARS
------------------------------------------------           --------  ---------   ---------  ---------
You would pay the following expenses on a $1,000
investment assuming a 5% annual return(3)                     $6        $18         $31       $70

* Participants in the Fund's Automatic Dividend Reinvestment Plan and Cash Payment Plan only pay transaction-based charges. Actual costs will vary for each participant depending on the nature and number of transactions made. For a description of the charges payable by participants, see "Dividends and Distributions -- Cost to Participants."

(1) The investment manager's compensation is based upon a base fee which ranges from 0.45-0.65%, depending on the fund's daily net assets, which is then subject to an increase or decrease based upon the performance of the Fund in relation to the Standard & Poor's 500 Index of Composite Stocks. See "Prospectus Summary -- Investment Manager and Custodian." The amount shown is based upon the net assets of the Fund after giving effect to the offer.

(2) Based upon estimated amounts for the current fiscal year and on the net assets of the Fund after giving effect to the anticipated net proceeds of the offer, including proceeds from the issuance of up to 25% of the shares under the over-subscription privilege. This figure does not include expenses of the Fund incurred in connection with the offer, estimated at $_________. Total expenses for the fiscal year ended December 31, 1999 were 0.56% of average net assets.

(3) The example reflects the expenses of the Fund incurred in connection with the offer and assumes that all of the rights are exercised and that all dividends and distributions are reinvested.

     WE HAVE PREPARED THE FOREGOING TABLE AND EXAMPLE TO ASSIST YOU IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT YOU BEAR, DIRECTLY OR INDIRECTLY, BUT YOU SHOULD NOT CONSIDER IT AS A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. THE ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN. For more complete descriptions of certain of the Fund's costs and expenses, see "Management" in this prospectus and in the statement of additional information.

                              FINANCIAL HIGHLIGHTS

     The following table describes selected financial data for a share of capital stock outstanding throughout each year presented. The per share operating performance and ratios/supplemental data for each of the years, have been derived from financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report is included in the financial statements which are incorporated by reference into the statement of additional information. The following information should be read in conjunction with the financial statements and notes, which legally forms a part of the prospectus and which is available upon request.

                         PER SHARE OPERATING PERFORMANCE
                FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                         Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                                          12/31/99    12/31/98    12/31/97    12/31/96    12/31/95
                                                                          --------    --------    --------    --------  -----------
Net Asset Value, Beginning of Year ...................................    $ 18.76     $ 18.51     $ 17.26     $ 15.43    $ 12.88
  Net Investment Income ..............................................        .18         .26         .27         .33        .35
  Net Gains (Losses) on Securities (both realized and
  unrealized) (1) ....................................................       4.08        3.45        3.93        3.93       4.04
Total from Investment Operations .....................................       4.26        3.71        4.20        4.26       4.39
Less Dividends and Distributions:
  Dividends From Net Investment Income ...............................       (.17)       (.27)       (.27)       (.34)      (.35)
  Distributions From Net Realized Gain on Investments ................      (3.63)       3.19       (2.68)      (2.09)     (1.49)
                                                                          -------     -------     -------     -------    -------
Total Dividends and Distributions ....................................      (3.80)      (3.46)      (2.95)      (2.43)     (1.84)
Increase in Net Asset Value due to Shares Issued on
  Reinvestment of Dividends ..........................................        .02          --          --          --         --
                                                                          -------     -------     -------     -------    -------
Net Asset Value, End of Year .........................................    $ 19.24     $ 18.76     $ 18.51     $ 17.26    $ 15.43
Market Price, End of Year ............................................    $ 20.38     $ 18.19     $ 17.69     $ 16.00    $ 13.38
Total Investment Return Based on Market Price per Share
  Excluding Broker Commissions .......................................      +34.6%      +22.6%      +29.5%      +38.7%     +43.3%

                                                                         Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                                                                          12/31/94    12/31/93    12/31/92    12/31/91  12/31/90(2)
                                                                          --------    --------    --------    --------  -----------
Net Asset Value, Beginning of Year ...................................    $ 14.88     $ 15.16     $ 15.66     $ 13.33    $ 15.58
    Net Investment Income ............................................        .33         .34         .40         .45        .46
    Net Gains (Losses) on Securities (both realized and unrealized) ..      (.605)       1.44         .10        3.49      (1.51)
Total from Investment Operations .....................................      (.275)       1.78         .50        3.94      (1.05)
Less Dividends and Distributions:
    Dividends From Net Investment Income .............................      (.335)       (.34)       (.40)       (.47)      (.49)
    Distributions from Net Realized Gain on Investments ..............      (1.39)      (1.72)       (.60)      (1.14)      (.71)
                                                                          -------     -------     -------     -------    -------
Total Dividends and Distributions ....................................     (1.725)      (2.06)      (1.00)      (1.61)     (1.20)
Net Asset Value, End of Year .........................................    $ 12.88     $ 14.88     $ 15.16     $ 15.66    $ 13.33
Market Price, End of Year ............................................    $ 10.63     $ 12.75     $ 13.75     $ 13.88    $ 11.00
Total Investment Return Based on Market Price per Share
    Excluding Broker Commissions .....................................       -3.7%       +7.9%       +6.4%      +42.5%      -6.4%

                            RATIOS/SUPPLEMENTAL DATA

                                                          YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                           12/31/99       12/31/98      12/31/97       12/31/96       12/31/95
                                                         ------------   ------------  ------------   ------------   ------------
Net Assets, End of Year (Millions).....................      $1,820         $1,686         $1,545        $1,441          $1,291
Ratio of Expenses to Average Net Assets................        .56%           .52%           .53%          .51%            .41%
Ratio of Net Investment Income to Average Net Assets...        .90%          1.39%          1.46%         1.96%           2.42%
Portfolio Turnover Rate................................         73%            68%            49%           52%             82%

                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                           12/31/94       12/31/93      12/31/92       12/31/91      12/31/90(2)
                                                         ------------   ------------  ------------   ------------   ------------
Net Assets, End of Year (Millions).....................    $ 1,087         $1,176         $1,109         $1,115           $906
Ratio of Expenses to Average Net Assets................       .49%           .41%           .43%           .43%           .46%
Ratio of Net Investment Income to Average Net Assets...      2.33%          2.19%          2.62%          3.01%          3.21%
Portfolio Turnover Rate................................        69%            80%            42%            14%            15%

----------------
(1) Includes $.015 and $.02 attributable to the increase in net asset value from shares repurchased at a discount for the years ended 1996 and 1995, respectively.

(2) Since May 1, 1990, the Fund has been managed by SaBAM. Prior thereto, the Lehman Management Co. division of Shearson Lehman Brothers Inc. served as the Fund's investment manager.

                                    THE OFFER

BENEFITS OF THE OFFER

     The board of directors of the Fund has determined that increasing its assets through a rights offering is in your best interest.

     In consultation with SaBAM, the board determined that the rights offering may provide the following benefits:

     increased ability to take advantage of investment opportunities without being required to sell current portfolio positions that it wishes to retain in part due to the capital gains embedded in these positions additional investment flexibility

     lower expense ratios

     lower expected capital gains distributions per share. This will occur because the increase in the number of shares issued and outstanding means that any capital gain distributed to shareholders will be spread over a larger number of shares, and therefore the per share amount of capital gain distributed will decrease. This benefit only applies with respect to capital gain in positions held by the Fund at the time of the offering, or realized earlier in the year 2000.

     improved liquidity of the trading market for shares on the NYSE opportunity to purchase additional shares at a price below current market price

     Prior to reaching this conclusion, the board, in consultation with SaBAM and Salomon Smith Barney, Inc., reviewed the structure, timing and terms of the offer, and its dilutive effect on both shareholders who exercise their rights and those who don't. After careful consideration, the board unanimously voted to approve the offer.

     There can be no assurance that the offer will provide any of the benefits listed above.

     The Fund may choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the offer.

TERMS OF THE OFFER

     The Fund is issuing to its shareholders rights to purchase additional shares. You will receive one right for each share you own on the record date, which is May 22, 2000. You need ten rights to purchase one share at the subscription price per share. The Fund will not issue fractional shares upon the exercise of less than ten rights. You may exercise your rights to acquire shares at any time during the subscription period, which begins on May 22, 2000 and ends at 5:00 p.m., New York City time, on June 19, 2000, unless extended by the Fund to 5:00 p.m., New York City time, on a date which will be no later than June 26, 2000. The right of a shareholder of record to acquire one share for every ten rights during the subscription period at the subscription price is called the "primary subscription."

     Rights are evidenced by subscription certificates. The Fund will send subscription certificates to all persons whose names appear on the list of shareholders of the Fund on May 22, 2000, the record date of the offer.

     If you exercise all your rights, you may subscribe for additional shares. Shares available for purchase pursuant to this over-subscription privilege are subject to allotment and increase. The over-subscription privilege is more fully described below. For purposes of determining the maximum number of shares you may acquire pursuant to the offer, if your shares are held of record by Cede, as nominee for The Depository Trust Company, or by any other depository or nominee, you will be deemed to be the holder of the rights that are issued to Cede or such other depository or nominee on your behalf.

     Since the Fund will not issue fractional shares, if you receive or have remaining fewer than ten rights, you will be unable to purchase shares upon the exercise of such rights and no cash will be paid to you in lieu of such rights. You may, however, subscribe for shares pursuant to the over-subscription privilege provided you have exercised all your rights. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision.

IMPORTANT DATES TO REMEMBER

     Please note that the dates in the table below may change if the offer is extended.

                              Event                                            Date
---------------------------------------------------------------    -----------------------------
Record date....................................................            May 22, 2000
Subscription period............................................    May 22, 2000 to June 19, 2000
Payment for shares or notice of guaranteed delivery due........            June 19, 2000
Expiration and pricing date....................................            June 19, 2000
Payment for guarantees of delivery due.........................            June 26, 2000
Confirmation to participants...................................            July 3, 2000
Final payment for shares.......................................            July 17, 2000

OVER-SUBSCRIPTION PRIVILEGE

     If shares remain available for purchase after all shareholders have had a chance to exercise their rights pursuant to the primary subscription, the Fund will offer such shares to shareholders who have exercised all their rights and who desire to acquire additional shares. You may subscribe for those additional shares pursuant to the over-subscription privilege only if you exercise all your rights pursuant to the primary subscription. If you exercise all your rights and wish to subscribe for additional shares, please indicate on the subscription certificate the number of additional shares desired through the over-subscription privilege.

     If sufficient shares remain from unexercised rights, all over-subscriptions may be honored in full. If sufficient shares are not available to honor all over-subscription requests, the Fund may issue up to an additional 2,365,222 shares, representing 25% of the shares available pursuant to the primary subscription, to satisfy over-subscription requests. Whether or not the Fund issues these additional shares, if there are not enough shares available to honor all over-subscriptions, the available shares will be allocated among you and all the other shareholders who subscribe for additional shares pursuant to the over-subscription privilege in proportion to the number of rights issued to you and such shareholders. The allocation process may involve a series of allocations in order to assure that the total number of shares available for over-subscriptions is distributed on a pro rata basis.

     The Fund will not sell any shares that are not subscribed for under the primary subscription or the over-subscription privilege.

SUBSCRIPTION PRICE

     You may purchase one share for every ten rights at the subscription price. The subscription price is 95% of the lower of:

          (1) the volume-weighted average of the sales prices of a share on the NYSE on the expiration date of the offer (June 19, 2000, unless extended) and on the four preceding business days; and

          (2) the net asset value per share as of the close of business on the expiration date of the offer (June 19, 2000, unless extended).

     In no event will the subscription price per share be lower than 87.5% of the net asset value per share as of the close of business on the expiration date of the offer. This floor price will take effect if shares of the Fund are trading at a discount to net asset value greater than 7.9%.

     For example, if the volume-weighted average of the sales prices on the NYSE on June 19, 2000 and on the four preceding business days of a share of the
Fund's capital stock is $[   ], and the net asset value as of the close of
business on the pricing date is $[   ], the subscription price will be $[   ]
(95% of $[   ]). If, however, the volume-weighted average of the sales prices of a share on that exchange on June 19, 2000 and on the four preceding business
days is $[   ], and the net asset value as of the close of business on June 19,
2000 is $[   ], the subscription price will be $[   ] (95% of $[   ]). However,
if 95% of the volume-weighted average of sales prices on the NYSE on June 19, 2000 and on the four preceding business days is less than 87.5% of the net asset value per share as of the close of business on the expiration date of the offer, the subscription price will be $[ ] (87.5% of the net asset value per share as of the close of business on the expiration date).

      The Fund announced the offer on ___________ __, 2000. The last reported net asset value per share of common stock at the close of business on ___________ __, 2000 and ___________ __, 2000 was $_____ and $_____,
respectively, and the last
reported sales price of a share on the NYSE on those dates was $_____ and $_____, respectively. The Fund paid a dividend per share of $0.963, $0.0426 and $2.7961, respectively, in May, 1999, August, 1999 and December, 1999.

RIGHTS MAY NOT BE PURCHASED OR SOLD

     The rights are non-transferable. You may not purchase or sell them. The rights will not trade on the NYSE or any other exchange. The shares to be issued under the rights, however, will trade on the NYSE under the symbol "SBF". If you do not exercise your rights before the conclusion of the rights offer, your rights will expire without value.

EXPIRATION OF THE OFFER AND RIGHTS

     The offer will expire at 5:00 p.m., New York City time, on June 19, 2000 unless the Fund extends it until 5:00 p.m., New York City time, to a date not later than June 26, 2000. Rights will expire at that time and thereafter you will no longer be able to exercise them. Since the expiration date for exercise of the rights and the pricing date of the shares subscribed will be the same date, you will not know the purchase price when you decide to acquire shares.

     If the Fund decides to extend the offer, it will make an announcement to that effect as promptly as practicable. The Fund may elect to extend the offer, for example, if it determines that shareholders require extra time to exercise their rights in a timely fashion. The Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

     The subscription agent, ____________________, will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be approximately $[______] plus reimbursement for its out-of-pocket expenses related to the offer. If you have any questions regarding subscription certificates, please contact _______________________, the information agent for the offer, at (___) ___-____. You must send completed subscription certificates together with payment of the estimated subscription price to ____________________ by one of the methods described below.

By First Class Mail:                    By Overnight, Certified or Express Mail:

    [Address]                                             [Address}

                                    By Hand:

                                   [Address}

                            By Facsimile (Telecopy):

                     For Notice Of Guaranteed Delivery Only

    (___)___-____ [fax] with the original Subscription Certificate to be sent by method (1) above.

            Confirm facsimile by telephone at (___)___-____ [phone].

     The Fund will accept only subscription certificates actually received on a timely basis. DELIVERY TO AN ADDRESS OTHER THAN THOSE SET FORTH ABOVE DOES NOT CONSTITUTE GOOD DELIVERY.

HOW TO EXERCISE RIGHTS

     Rights will be evidenced by subscription certificates. Except as described below under "Restrictions on Foreign Shareholders," the Fund will mail subscription certificates directly to you if your shares are registered in your name or, if you own your shares through a broker, depository or nominee, to Cede or such other depository or nominee. You may exercise your rights by either:

     completing and signing a subscription certificate and mailing it in the envelope provided, together with payment for the shares to the subscription agent contacting your broker, banker or trust company, which can guarantee payment and delivery of a properly completed and executed subscription certificate before June 19, 2000. A fee may be charged for this service.

     Fractional shares will not be issued. Therefore, if you receive, or have remaining, fewer than ten rights, you will not be able to purchase any shares upon the exercise of rights. You will not be entitled to cash for less than ten rights. You may, however, subscribe for additional shares pursuant to the over-subscription privilege provided you have exercised all your rights pursuant to the primary subscription.

     The subscription agent must have received at its office indicated above completed subscription certificates or notices of guaranteed delivery prior to 5:00 p.m., New York City time, on June 19, 2000.

     If You Do Not Own Your Shares Through a Broker or Other Nominee. As a record holder, you can choose between two options set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the completed subscription certificate and payment after June 19, 2000.

     If You Own Your Shares Through a Broker or Other Nominee. You must contact that broker or nominee to exercise your rights. In that case, the nominee will complete the subscription certificate on your behalf and arrange for proper payment by one of the methods set forth under "Payment for Shares".

     If You Are a Nominee. If you hold shares for the account of others, you should notify the beneficial owners of such shares as soon as possible to obtain instructions. If the beneficial owner so instructs, you should complete the subscription certificate and submit it to the subscription agent with proper payment.

RESTRICTIONS ON FOREIGN SHAREHOLDERS

     The Fund will not mail subscription certificates to shareholders whose record addresses are outside the United States. For these purposes, the United States includes its territories and possessions and the District of Columbia. The rights to which those subscription certificates relate will be held by ___ ________________ for foreign shareholders' accounts until instructions are received to exercise the rights. If no instructions are received prior to June 19, 2000, such rights will expire.

INFORMATION AGENT

     If you have any questions or inquiries relating to the offer, please contact the information agent at:

     [--------------------------]

     [ADDRESS]




     You may also contact your broker or nominee for information with respect to the offer.

     The Fund will pay the information agent for its services in connection with the offer a fee estimated to be approximately $[_____] plus reimbursement for its out-of-pocket expenses.

PAYMENT FOR SHARES

     You may choose between the following methods of payment to exercise your rights:

     (1) You can send the completed subscription certificate together with payment for shares to the subscription agent. You should calculate the total payment on the basis of an estimated subscription price of $____ per share. To be accepted, your payment accompanied by a properly executed and completed subscription certificate must be received by the subscription agent prior to 5:00 p.m., New York City time, on June 19, 2000.

     If you pay using this method, please make sure that your payment:

          is made in United States dollars by money order or check drawn on a bank located in the United States is made to "The Salomon Brothers Fund Inc"

          accompanies an executed subscription certificate.

     (2) Alternatively, you may contact your broker, bank or trust company and request that it sends on your behalf a notice of guaranteed delivery by facsimile or otherwise to the subscription agent. The subscription agent will accept all notices of guaranteed delivery received from brokers, banks, trust companies or NYSE members prior to 5:00 p.m., New York City time, on June 19, 2000. The notice must guarantee delivery to the subscription agent of (a) payment of the full subscription price for the shares subscribed for pursuant to the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege, and (b) a properly completed and executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery if a properly completed and executed subscription certificate, together with payment, is not received by the close of business on June 26, 2000.

     No later than July 3, 2000, the subscription agent will send a confirmation to each shareholder or, if the shareholder's shares are held by Cede or any other depository or nominee, to Cede or such depository or nominee. This confirmation will show:

          the number of shares you acquired pursuant to the primary subscription;

          the number of shares, if any, you acquired pursuant to the over-subscription privilege;

          the per share and total purchase price for the shares; and

          any additional amount that you must pay to the Fund or any excess to be refunded by the Fund to you.

     You will not receive any other evidence of title unless you have requested a stock certificate at the time of exercise of the rights. You must ensure that the subscription agent receives any additional payment required from you before July 17, 2000. The subscription agent will mail any excess payment owed to you within a reasonable time after the expiration date. The Fund will not pay interest on any excess payment. All your payments to the Fund must be in U.S. Dollars by money order or check drawn on a bank located in the United States of America and payable to The Salomon Brothers Fund Inc.

     The subscription agent will deposit all checks received by it prior to the final due date into a segregated interest-bearing account pending distribution of the shares. Interest will accrue to the benefit of the Fund regardless of whether shares are issued or not by the Fund.

     Issuance and delivery of evidence of title for the shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

     YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER RECEIPT OF YOUR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT.

     If you subscribe for shares and do not pay any additional amounts due, the Fund may:

          (1) sell these shares to other shareholders;

          (2) sell you only the number of shares your payment covers; and/or

          (3) exercise any and all other rights or remedies to which it may be entitled to collect the additional amount due, including enforcing any guaranty of payment.

     You may choose the method of delivery of subscription certificates and payment of the subscription price from those indicated above. Whichever method you choose, you will make delivery and payment at your own risk. If you use mail, subscription certificates and payment should be sent by registered mail and properly insured, with return receipt requested. Please allow a sufficient number of days to ensure delivery to the Fund and clearance of payment prior to 5:00 p.m., New York City time, on the last applicable payment date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

     The Fund will determine all questions concerning the timeliness, validity, form and eligibility of any exercise of rights. The Fund's determinations will be final and binding. The Fund may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine. The Fund may also reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines. The Fund will not be under any duty to give notification of any defect or irregularity related to the submission of subscription certificates. The Fund will not incur any liability for failure to give any such notification.

DELIVERY OF STOCK CERTIFICATES

     The Fund will issue certificates for shares acquired through subscription only upon request made at the time of exercise of the rights. If a request is made, stock certificates will be mailed promptly after July 3, 2000 and after payment for the shares subscribed for has cleared. If you are a participant in the Fund's dividend reinvestment and cash purchase plan, your shares will be credited to your account in the plan. The Fund will not issue certificates for subscription shares credited to plan accounts. If your shares are held of record by Cede or by any other depository or nominee on your behalf or your broker-dealer's behalf, the shares that you acquire will be credited to the account of Cede or such other depository or nominee.

OFFERING FEES AND EXPENSES

     Salomon Smith Barney, Inc. will act as a financial advisor to the Fund for the offer pursuant to a financial advisory agreement with the Fund. The Fund will pay Salomon Smith Barney, Inc., an affiliate of the Fund and SaBAM, a fee for its financial advisory services equal to 0.375% of the subscription price for each share issued. The Fund will also pay __________, as information agent, a fee for their soliciting efforts equal to [$__________]

     Other offering expenses incurred by the Fund are estimated at $[_______].

FEDERAL INCOME TAX CONSEQUENCES

     For United States federal income tax purposes, neither the receipt nor the exercise of the rights will result in taxable income to you. Moreover, you will not realize a loss if you do not exercise the rights. The holding period for a share acquired upon exercise of a right begins with the date of exercise. The basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of:

          the subscription price per share,

          any servicing fee charged to you by your broker, bank or trust company, and the basis, if any, in the rights that you exercised.

     A gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be a capital gain or loss assuming the share is held as a capital asset at the time of sale. This gain or loss will be a long-term capital gain or loss if the share has been held at the time of sale for more than one year.

     As noted above, your basis in shares issued under the offer includes your basis in the rights underlying those shares. The basis of the rights will be zero unless you elect to allocate your basis of previously owned shares to the rights issued in the offer. This allocation is based upon the relative fair market value of such shares and the rights as of the date of distribution of the rights. Thus, if you make such an election, the basis in the shares you originally owned will be reduced by an amount equal to the basis you allocated to the rights. This election must be made in a statement attached to your federal income tax return for the year in which the offer occurs.

     If you do not exercise the rights, however, you will not be able to recognize a loss or to allocate a portion of your basis in the shares to the unexercised rights.

     The foregoing is a general summary of the material United States federal income tax consequences of the receipt and exercise of rights. The discussion is based upon applicable provisions of the U.S. Internal Revenue Code of 1986, U.S. Treasury regulations and other authorities currently in effect, and does not cover state, local or foreign taxes. The Code and regulations are subject to change by legislative or administrative action. You should consult your tax advisors regarding specific questions as to federal, state, local or foreign taxes. You should also review the discussion of certain tax considerations affecting yourself and the Fund set forth under "Taxation."

TAX-ADVANTAGED ACCOUNTS

     The rules and regulations governing benefit plans are complex and include penalties for noncompliance. If you hold your shares through an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts, please consult counsel and tax advisors for such plan regarding the consequences under ERISA and the Code of an exercise of the rights.

INVESTMENT ADVISORY FEES

     SaBAM will benefit from the offer because the investment advisory fee is based on the net assets of the Fund. Assuming all rights are exercised at the estimated subscription price, including up to an additional 25% of the shares which may be issued to satisfy over-subscriptions, the annual compensation to be received by SaBAM, excluding any performance adjustment, would be increased by approximately $_________. Actual compensation paid may vary depending on the number of shares purchased and investment return. One of the Fund's directors who voted to authorize the offer is an "interested person" of the Fund within the meaning of the 1940 Act because of his position as a director and an officer of SaBAM. This director could benefit indirectly from the offer because of his affiliation. The other nine directors are not "interested persons" of the Fund.

DIVIDENDS

     The Fund does not expect to pay dividends or other distributions with respect to the shares acquired pursuant to rights until August 2000. The Fund expects to make a dividend payment in June 2000, which will include a capital gains distribution. This distribution will not be payable in respect of the shares issued upon exercise of the rights because the record date for the dividend payment will precede the issuance date for the rights.

                                 USE OF PROCEEDS

     Assuming the Fund sells all shares offered pursuant to the primary subscription at the estimated subscription price, the net proceeds of the offer are estimated to be $______________, after payment of the financial advisory fees, the soliciting fees and the other estimated offering expenses. The Fund will pay these expenses, which will reduce the net asset value per share. If the Fund increases the number of shares subject to the offer by 25%, or 2,365,222 shares, in order to satisfy over-subscription requests, the additional net proceeds will be approximately $_____________. SaBAM expects that, under current market conditions, the Fund will invest substantially all of the net proceeds of the offer in accordance with its investment objectives and policies approximately within [one month] from the date of receipt. Pending such investment, the proceeds will be invested in certain short-term debt instruments.

                                    THE FUND

     The Fund is a Maryland corporation, organized on January 18, 1977 as a wholly-owned subsidiary of The Lehman Corporation, a Delaware corporation, which commenced business operations on September 24, 1929. On April 30, 1977, a merger of the two corporations was consummated and the Maryland corporation succeeded to the business and affairs of the Delaware corporation. The Fund is a diversified, closed-end management investment company registered under the 1940 Act. Its shares are traded on the NYSE under the symbol "SBF."

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     Please consider carefully the matters set forth below. You should read the entire prospectus and the statement of additional information before you decide whether to exercise your rights.

YOU WILL INCUR IMMEDIATE DILUTION IN THIS OFFER

     If you do not exercise all your rights, when the offer is over you will own a smaller proportional interest in the Fund. In addition, whether or not you exercise your rights, the per share net asset value of your shares will be diluted (reduced) immediately as a result of the offer because:

       * the shares offered will be sold at less than their then current net asset value

       *  you will indirectly bear the expenses of the offer

       * the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of the net assets.

     This dilution may be substantial and will increase if the share price declines in relation to the net asset value as shown by the following examples:

     Scenario 1: Shares trade above per share net asset value (premium)(1)

Share Price.......................................................... $ ____
NAV.................................................................. $ ____
Subscription Price (95.0% of NAV).................................... $ ____
Reduction in NAV ($) (2)............................................. $ ____
Reduction in NAV (%).................................................   ____ %

     Scenario 2: Shares trade below per share net asset value at the time the offer expires (discount)(1)

Share Price...................................................................   $ ____
NAV...........................................................................   $ ____
5-day volume-weighted average share price (3).................................   $ ____
Subscription Price (95.0% of 5-day volume-weighted average share price) (4)...   $ ____
Reduction in NAV ($) (2)......................................................   $ ____
Reduction in NAV (%)..........................................................     ____ %

     Scenario 3: Floor Price is triggered, as shares trade below per share net asset value and formula subscription price is below 87.5% of net asset value (1)

Share Price..................................................................   $ ____
NAV..........................................................................   $ ____
95% of 5-day volume-weighted average share price.............................   $ ____
95% of 5-day volume-weighted average share price as percentage of NAV........     ____%
Subscription Price (87.5% of NAV) (4)........................................   $
Reduction in NAV ($) (2).....................................................   $ ____
Reduction in NAV (%).........................................................     ____%

--------------
(1) Examples assume full primary and over-subscription privilege exercised. Actual amounts may vary due to rounding.
(2)  Assumes $1,400,000 in estimated offering expenses.

(3)  The expiration date and the four preceding business days.

(4) In no event will the subscription price per share be lower than 87.5% of the net asset value per share as of the close of business on the expiration date of the offer.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND

     An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets fluctuate.

     As an investment company that holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investment in equities, and Fund shareholders should be able to tolerate significant fluctuations in the value of their investment in the Fund. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

THERE ARE NO FIXED LIMITATIONS REGARDING PORTFOLIO TURNOVER

     Frequency of portfolio turnover is not a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will not exceed 100%. For the year ended December 31, 1999, the Fund's portfolio turnover rate was 73%. A higher rate of portfolio turnover involves correspondingly greater aggregate payments for brokerage commissions than a lower rate, which expenses must be borne by the Fund and its shareholders, while a lower rate of portfolio turnover involves correspondingly lower aggregate payments and shareholder expenses.

THE FUND'S SHARES HAVE TRADED AND MAY CONTINUE TO TRADE AT A DISCOUNT TO NET ASSET VALUE

     Shares of closed-end management investment companies frequently trade at a discount from their net asset value (the market price per share is less than the value per share of the net assets). This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease as a result of its investment activities and may be greater for investors expecting to sell their shares relatively soon after completion of this offering. For those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Historically the stock has sold sometimes above and sometimes below net asset value See "Capital Stock." The Fund cannot predict whether its shares will trade at, above or below net asset value in the future.

THE FUND'S INVESTMENTS IN FOREIGN SECURITIES MAY SUBJECT YOU TO INCREASED RISK

     The Fund may invest up to 25% of its assets in foreign securities. Many foreign securities may be less liquid and their prices more volatile than securities of comparable U.S. companies. The issuance of foreign securities and the activities of brokers are generally subject to less governmental supervision and regulation than U.S. securities and brokers, and commissions on foreign securities are generally higher than negotiated commissions in the United States. In addition, there may, in certain instances, be delays in the settlement of transactions effected in foreign markets. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries or in certain industries or market sectors, or may increase the cost of investing in securities of particular companies.

     Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the Fund than is available concerning U.S. companies. In addition, with respect to some foreign countries there is the possibility of nationalization, expropriation or confiscatory taxation. Income earned in a foreign nation may be subject to taxation (including withholding taxes on interest and dividends), or other taxes may be imposed with respect to investments in foreign securities. Other risks associated with investments in foreign securities include limitations on the removal of securities, property or other assets of the Fund, difficulties in pursuing legal remedies and obtaining judgments in foreign courts, political or social instability, and diplomatic developments that could adversely affect the Fund's investments in companies located in foreign countries.

                       INVESTMENT OBJECTIVES AND POLICIES

For a more detailed discussion of the investment objective and policies, see "Investment Objective and Policies" in the Statement of Additional Information.

GENERAL

     The primary investment objectives of the Fund are growth and conservation of capital. Income receives secondary consideration. To attain these objectives it is not the policy of the Fund to restrict itself as to the types of securities (such as bonds, preferred or common stocks) in which it invests or as to the proportion of the value of its assets that may be invested in any type of securities. Normally, the assets of the Fund will be invested in common stocks or securities convertible into common stocks of companies in industries the investment manager believes have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings growth potential. However, subject to the limitations set forth below, the Fund may, without limit, invest its assets in non-convertible bonds, debentures, notes or other evidences of indebtedness whether for the short or long term or hold a portion of its assets in cash, government securities or other types of securities, whenever the Fund's management deems such investments advisable. These policies may not be changed unless authorized by the vote of stockholders of the Fund.

     At December 31, 1999, the portfolio of investments was composed as follows (as a percentage of Total Investments):

Common Stocks......................................................   90.4%
Convertible Preferred Stock........................................    1.9%
Corporate Obligations..............................................    2.9%
Repurchase Agreements..............................................    3.9%
Purchased Options..................................................    0.9%

     As of December 31, 1999, the assets were invested in the following industries and financial instruments:

                             INDUSTRY                   % OF NET ASSETS
      ---------------------------------------------     ---------------
      Basic Industries                                        4.6%
      Capital Goods                                           2.2%
      Communication Services                                 10.1%
      Consumer Cyclicals                                      6.3%
      Consumer Non-cyclicals                                  8.3%
      Energy                                                  6.7%
      Financial Services                                     12.7%
      Health Care                                             9.6%
      Technology                                             28.2%
      Utilities and REIT's                                    0.7%
      Transportation                                          1.0%
                                                             ----
      Subtotal for Long-term Domestic Investments            90.4%

     The ten largest holdings at December 31, 1999 (as a percentage of net assets) were:

         POSITION                                   % OF TOTAL INVESTMENTS
         ------------------------------------       ----------------------
     1)  Microsoft Corporation                               5.3%
     2)  Cisco Systems, Inc.                                 3.7%
     3)  Costco Wholesale Corporation                        2.8%
     4)  MCI WorldCom, Inc.                                  2.7%
     5)  Corning Inc.                                        2.5%
     6)  The Bank of New York Co., Inc.                      2.5%
     7)  Federated Department Stores, Inc.                   2.3%
     8)  GTE Corp.                                           2.2%
     9)  News Corp. Ltd. ADR                                 1.9%
    10)  Bell Atlantic Corp.                                 1.9%

INVESTMENT POLICIES

     The Fund retains flexibility in the management of its portfolio without restrictions as to the proportion of assets which may be invested in any classes of securities. The Fund anticipates, however, that its portfolio will consist primarily of equity securities.

     Since there may be periods, including those of unusual market conditions, during which the Fund's management may deem it advisable to invest varying portions of the Fund's fixed assets in income securities or to hold substantial amounts of cash or its equivalent, the Fund retains the flexibility to do so.

     The Fund purchases and sells securities as considered advisable by management. The Fund usually holds securities for the long term, but may sell portfolio securities whenever the Fund's management deems such sales to be advisable, regardless of how long the Fund has owned such securities.

     In order to enhance returns, reduce risks, and manage taxes and cash flows, the Fund may invest in derivatives.

     The Fund may invest in readily marketable securities, securities with limited marketability or non-marketable securities. Although the Fund's portfolio usually will consist of equity securities listed on the New York and other stock exchanges, issues traded in the over-the-counter market may also be purchased and held to the extent deemed advisable by the Fund's management.

     The Fund may also purchase the securities of non-U.S. issuers. These securities may be denominated and traded in foreign currencies, and may be traded in the US or on international stock exchanges.

OTHER INVESTMENT TECHNIQUES

     The Fund uses several derivative strategies to hedge market risks (such as broad or specific market increments, interest rates and currency exchange rates) and cash flows and to seek to increase the Fund's income or gain, including the purchase of calls, puts and collars. The Fund owns "in the money" calls on the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"), funded by a combination of cash, high yield bonds and convertible bonds ("in the money" means the value of the underlying instrument or stock index exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option). This strategy keeps the Fund fully invested, while giving it the flexibility to easily manage the volatile cash flows that occur when the Fund pays its capital gains distributions. "In the money" call options on the S&P 500 Index fall less than the market does when the value of the S&P 500 Index nears or falls below the strike price of the option.
Therefore this strategy should make the Fund less volatile than the S&P 500 Index in the event of a severe market decline. The Fund also owns puts on the S&P 500 Index. This strategy will protect against a decline in the Fund's return in the event of a market decline. The Fund writes covered calls in order to increase its returns. Both of these strategies should make the Fund less volatile than the S&P 500 in the event of a market decline.

     The Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

     The Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SaBAM based on guidelines established by the Fund's Board of Directors, are deemed creditworthy. SaBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur losses and experience time delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.

FUNDAMENTAL POLICIES

     The Fund may invest such percentage of its assets in the securities of one issuer as the Fund's management deems advisable; provided, however, that at no time shall the Fund have less than 75% of the value of its assets invested in cash, cash items, U.S. government securities, securities of other investment companies and other securities limited in respect of any one issuer to not more than 5% of the value of the assets of the Fund and to not more than 10% of such issuer's outstanding voting securities.

     The Fund may not issue bonds, debentures or senior equity securities.

     The Fund may not borrow money on a long-term basis for the purpose of creating leverage on its capital stock. The Fund may borrow money when deemed advisable for temporary corporate purposes; provided, however, that the amount of such borrowings plus the amount of all of its other outstanding borrowings does not exceed 25% of the value of the total net assets of the Fund.

     The Fund may participate in underwritings to the extent permitted by
Section 12(c) of the Investment Company Act of 1940 ("1940 Act"), if and when, in the opinion of its Board of Directors, such underwritings are advantageous to the Fund. In certain instances when the Fund may acquire securities under circumstances where it would be necessary to register such securities under the Securities Act of 1933 before they could be reoffered or sold to the public ("restricted securities") the Fund may be deemed a statutory underwriter for purposes of that Act. No more than 15% of the value of the total assets of the Fund will be invested in illiquid assets.

     The Fund's policy is not to concentrate investments in any one industry. The Fund may not make an additional investment in any industry if such investment would result in its having more than 25% of the value of its total assets at such time in investments in such industry.

     The Fund may purchase or otherwise acquire and sell or otherwise dispose of real estate in its own name or in the name of any majority-owned subsidiary whenever, in the judgment of its Board of Directors, it is deemed advantageous to the Fund; provided, however, in the case of purchases, the cost of such real estate plus the value of all other real estate owned at the time and all other illiquid assets will not exceed 15% of the value of the total assets of the Fund.

     The Fund may purchase and sell commodities and commodity contracts (which include, for purposes of this paragraph, futures contracts, including futures contracts on interest rates, stock indices and currencies, options on futures contracts, forward currency contracts and options on currencies) whenever it is deemed advisable by its Board of Directors; provided, however, that it may not purchase any commodities or enter into any commodity contracts if the cost of such commodities or commodity contracts plus the value of all other commodities or commodity contracts and borrowings exceeds 25% of the value of the total assets of the Fund.

     The Fund may make loans (1) when such loans are a part of or incidental to other transactions in which the Fund may engage, (2) to subsidiaries, (3) against full collateral and (4) otherwise as deemed advisable; provided, however, that the Fund shall not make any such other loans if immediately thereafter the aggregate of all loans made pursuant to this clause (4) at the time outstanding shall exceed 10% of the value of its total assets; it being understood that the purchase of an issue of bonds, debentures or other securities, whether or not upon original issue, is not to be considered the making of a loan, provided that such bonds, debentures or other securities are liquid securities.

     It is not the policy of the Fund to invest its assets for the purpose of purchasing control of companies except when and if in the judgment of its Board of Directors such investment is deemed advisable in order to protect the value of the investment, subject to the limitations set forth above.

     The Fund may purchase the securities of other closed-end investment companies to the extent permitted by Section 12(d)(1) of the 1940 Act, provided that no such purchase shall be made if immediately thereafter more than 15% of the value of the assets of the Fund would be invested in such companies. The Fund may also consummate mergers with other investment companies to the extent permitted by Section 12(d)(1) of the 1940 Act whenever the opportunities arise on terms that are favorable to the Fund in the opinion of its Board of Directors.

     The policies set forth above may not be changed unless authorized by the vote of stockholders.

                                   MANAGEMENT

SALOMON BROTHERS ASSET MANAGEMENT INC

     Salomon Brothers Asset Management Inc ("SaBAM") acts as investment manager and administrator to the Fund. SaBAM is an indirect wholly-owned subsidiary of Citigroup, Inc. SaBAM is responsible on a day-to-day basis for the management of the Fund portfolio in accordance with the Fund's investment objectives and policies, for making decisions to buy, sell, or hold particular securities, and for day-to-day administration of the Fund. The agreement with SaBAM was most recently approved by shareholders at a meeting held on January 15, 1998. SaBAM is an indirect wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

     SaBAM has delegated certain administrative responsibilities to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SaBAM, pursuant to a sub-administration agreement between SaBAM and SSBC.

     Certain officers and a director of the Fund are also officers and directors of the investment manager.

     The Fund pays SaBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

          AVERAGE DAILY NET ASSETS                   ANNUAL FEE RATE
          --------------------------------------     ---------------
          First $350 million....................          .650%
          Next $150 million.....................          .550%
          Next $250 million.....................          .525%
          Next $250 million.....................          .500%
          Over $1 billion.......................          .450%

     The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record S&P 500 Index by at least one percentage point. For each percentage point which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by
 .01% (annualized). The maximum annual adjustment is .10% which occurs if the Fund's performance exceeds or is exceeded by the S&P 500 Index of ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution.

     For the fiscal years ended December 31, 1999, 1998 and 1997, SaBAM was paid for advisory services rendered to the Fund $9,170,935, $7,647,618, and $6,858,516, respectively. These amounts reflect a total decrease of the base management fee of $28,228, $1,084,003 and $756,750, respectively, due to the performance adjustment.

     SaBAM, a Delaware corporation, is a registered investment adviser under the Investment Advisers Act of 1940. As of December 31, 1999, SaBAM had approximately ____ employees and had global assets under management of approximately $28.7 billion in multiple product services, including equities, fixed income, derivatives and balanced portfolios. SaBAM has been engaged in the investment advisory business in the United States for 11 years. The principal business address of SaBAM is 7 World Trade Center, New York, New York 10048.

DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of its board of directors, and day to day operations are conducted through or under the direction of its officers. For information regarding the directors and officers, see "Management--Directors and Officers" in the statement of additional information.

PORTFOLIO MANAGEMENT

     Michael Kagan is primarily responsible for the management of the Fund's assets. Mr. Kagan joined SaBAM in December 1994. He served as co-manager for the Fund from October 1995 through September 1998, and has served as the lead manager for the Fund since October 1998.

EXPENSES

     SaBAM is obligated to pay expenses associated with providing the services contemplated by the agreements to which it is party, including compensation of and office space for their officers and employees connected with investment management and administration of the Fund.

     The Fund pays all other expenses incurred in its operation including, among other things:

          legal and auditing expenses

          costs of printing proxies, stock certificates and shareholder reports fees of the custodian, the transfer agent and registrar

          Securities and Exchange Commission fees

          fees and expenses of the board of directors and its committees accounting and pricing costs

          stock exchange fees

          taxes and governmental fees and any membership dues

          expenses of registering or qualifying the shares for sale in various states costs of shareholders meetings and other meetings

                             PORTFOLIO TRANSACTIONS

     SaBAM will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. In connection with the selection of brokers and dealers, the primary objective is to seek to obtain the execution of each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     The Fund pays brokerage commissions to affiliates. Brokerage commissions of $219,858 were paid to Salomon Smith Barney Inc. for investment transactions executed on behalf of the Fund during the year ended December 31, 1999. For a more detailed discussion of the Fund's brokerage allocation practice, see the statement of additional information under "Portfolio Transactions."

                           DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's present policy to distribute at least semi-annually to shareholders substantially all of its net investment income and net short-term capital gains. The board intends to distribute annually any net capital gains (the excess of net long-term capital gains over net short-term capital losses). See "Taxation."

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Automatic Dividend Reinvestment Plan ("DR Plan"), shareholders whose shares are registered in their own names will have all dividends and distributions, net of any U.S. withholding tax, automatically reinvested in additional shares, unless those shareholders elect to receive cash. The DR Plan is administered by The Bank of New York, agent for shareholders of the Fund ("Agent"). Shareholders whose shares are held in the name of a broker or nominee, may elect to have all dividends and distributions reinvested automatically by the broker or nominee, unless the service is not provided by the broker or nominee, or unless the shareholder elects to receive distributions in cash.

     Shareholders may choose from three different reinvestment options under the DR Plan.

     (1) shareholders may have all of their net investment income dividends and capital gain distributions (short-term and long-term) automatically reinvested.

     (2) shareholders may have all of their net investment income dividends paid in cash and all of their capital gain distributions (short-term and long-term) automatically reinvested; or

     (3) shareholders may have their net investment income dividends automatically reinvested and their capital gain distributions (short-term and long-term) paid in cash.

     A shareholder will be deemed to have chosen option (1) unless the Agent is notified of a change in election.

     If the Fund declares a dividend or distribution and such distribution is to be reinvested under the DR Plan, participants under the DR Plan will receive the dividend or distribution either in newly-issued shares of the Fund or in shares of the Fund purchased on the New York Stock Exchange or otherwise on the open market, depending on the relationship between the market price per share of the Fund and the net asset value per share of the Fund. Whenever the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share, the Agent shall receive the dividend or distribution in newly issued shares of the Fund on the shareholders' behalf. If, however, on such date the net asset value per share exceeds the market price per share plus estimated brokerage commissions, the Agent will purchase shares in the open market. Any newly-issued shares will be valued at the time specified in the DR Plan, either at the market price per share of the Fund or at the greater of (a) the net asset value per share of the Fund and (b) 95% of the market price per share of the Fund, depending on the relationship between market price and net asset value at that time. If a dividend or distribution is not large enough to buy a full share, the Agent will credit a shareholder with a fractional share, computed to four decimal places, which will earn additional dividends and distributions as full shares do.

CASH PAYMENT PLAN

     Under the Cash Payment Plan, a shareholder has the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of the Fund. A shareholder may make these payments regularly or from time to time, as they choose. A shareholder may also vary the amount of each optional payment as long as it is at least $25.00. Optional cash payments received by the Agent will be applied by the Agent to the purchase of additional shares of the Fund on the Investment Date next following receipt. The "Investment Dates" will be each Friday (or closest business day prior thereto, if a holiday). All cash payment shares will be purchased on the open market at prevailing market prices. There is no maximum amount of investment under the Cash Payment Plan.

     Shares purchased under the Cash Payment Plan will be held as uncertificated shares, unless separate specific instructions to issue certificates are received. Fractional shares cannot be issued in certificate form, and dividends and distributions on those shares held by the Agent will be automatically reinvested.

CERTIFICATE OF DEPOSIT

     Shareholders may deposit with the Agent stock certificates representing ownership of capital stock in the Fund. The Agent will combine the shares represented thereby with the shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded will be canceled.

COST TO PARTICIPANTS

     Except as specifically noted, shareholders will not bear any of the costs of administering the DR Plan or the Cash Payment Plan. A shareholder will pay their proportionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

     The automatic reinvestment of dividends and capital gains distributions does not relieve participants of any income tax which may be payable on such dividends or distributions.

     The Fund and the Agent may amend or terminate the Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

     Any inquiries concerning the Plans should be directed to the Agent at:

                      The Bank of New York
                      Investor Relations Department
                      P.O. Box 11258
                      New York, New York 10286-1258
                      1-800-432-8224

                                    TAXATION

     General. The following information is meant to be a summary. Please see the statement of additional information for additional information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     Although the Fund intends to operate so that it will not have to pay federal income or excise tax, if it does have to pay tax, this would adversely affect investment performance.

     The Fund will distribute substantially all of its income and gains to shareholders every year, and you will be taxed on distributions you receive, regardless of whether they are paid in cash or are reinvested in shares. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

     The Fund will send you a tax report each year. The report will tell you which dividends and redemptions must be treated as taxable ordinary income and which, if any, are long-term capital gain. If the Fund designates a dividend as a capital gain distribution, you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your shares.

     If you hold your shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     You will generally have a capital gain or loss if you sell your shares. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares, how much you sell them for, and how long you held them.

     The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

     Foreign Shareholders. If you are a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership under U.S. laws, you will be subject to U.S. withholding tax at the rate of 30% (or applicable lower treaty rate) except where such distributions are effectively connected with a trade or business carried on by you in the United States.

     Under certain circumstances more fully described in the statement of additional information, distributions of net capital gains to you and gains from sales of shares by you may not be subject to U.S. income tax.

     If the income from the Fund is effectively connected with a trade or business carried on by you, distributions of net investment income and net long-term capital gains, and any gains realized upon the sale or redemption of shares, will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     If you are entitled to claim the benefits of an applicable tax treaty, the tax consequences to you may be different from those described herein. You are advised to consult your own tax adviser with respect to the particular tax consequences to you of an investment in the Fund.

     Other Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested in various countries is not known.

     Distributions also may be subject to additional state, local and foreign taxes depending on your particular situation. You are advised to consult your own tax adviser with respect to the particular tax consequences to you of an investment in the Fund and of the possible impact of proposed changes in applicable tax laws.

                                 NET ASSET VALUE

     The net asset value per share is determined as of the close of business on the NYSE on the last business day of each week and at month-end, by dividing the value of the Fund's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of capital stock outstanding. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

                                  CAPITAL STOCK

     The authorized capital stock of the Fund consists of 125,000,000 shares of capital stock, $1.00 par value. Shares, when issued, will be fully paid and nonassessable. All shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. In the event of liquidation, each share of capital stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. As a holder of shares of capital stock, you are entitled to one vote per share and do not have cumulative voting rights.

     Set forth below is information with respect to the capital stock as of [May 15], 2000:

                                  AMOUNT HELD BY FUND
        AMOUNT AUTHORIZED         FOR ITS OWN ACCOUNT          AMOUNT OUTSTANDING
-----------------------------  ---------------------------  ------------------------
       125,000,000  Shares            [0] Shares               [94,608,863] Shares

     The number of shares outstanding as of [May 15], 2000, adjusted to give effect to the issuance of all the shares pursuant to the offer, including 25% of the shares available for issuance pursuant to the over-subscription privilege, would be 106,457,070.

     The outstanding shares are listed and traded on the NYSE. The average weekly trading volume of the common stock on the NYSE during the year ended December 31, 1999 was 68,559 shares. The following table sets forth for the quarters indicated the high and low sales prices on the NYSE per share of common stock and the net asset value and the premium or discount from net asset value at which the common stock was trading, expressed as a percentage of net asset value, at each of the high and low sales prices provided.

                                                                                                PREMIUM/DISCOUNT AS % OF
                                         MARKET PRICE (1)              NET ASSET VALUE                    NAV (2)
                                      ---------------------        ----------------------        ----------------------
QUARTER ENDED                           HIGH          LOW            HIGH           LOW            HIGH           LOW
                                      --------      -------        --------       -------        --------       -------
March 31, 1998....................      19 3/16      16 3/8          20.56         17.57          +1.02          (10.02)
June 30, 1998.....................      18 13/16     17 1/2          20.85         19.88          (8.92)         (13.07)
September 30, 1998................      18 3/4       14 3/4          21.42         17.49          (5.59)         (13.39)
December 31, 1998.................      19 13/16     14 15/16        20.95         17.36          (0.55)         (12.15)
March 31, 1999....................      18 1/2       17 1/8          19.70         18.59          (3.00)          (9.16)
June 30, 1999.....................      19 13/16     17 15/16        20.76         19.60          (1.61)         (10.71)
September 30,1999.................      20 11/16     18 9/16         22.14         19.03          (0.24)         (11.08)
December 31, 1999.................      21 1/2       18 1/4          21.57         18.54           5.91           (2.59)
Through _______ __, 2000..........      --           --              -----         -----           ----            ----

------------------
(1)   As reported by the NYSE.
(2)   Based on the Fund's computations.


     The Fund presently has provisions in its Articles of Incorporation and Bylaws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions and (iii) the ability of the Fund's Directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions. Under the Fund's Articles of Incorporation, the affirmative vote of the holders of two-thirds of the shares entitled to be cast is required to authorize any of the following actions: (i) a merger or consolidation of the corporation (in which the corporation is not the surviving corporation) with (a) an open-end investment company or (b) a closed-end investment company unless such closed-end investment company's Articles of Incorporation require a two-thirds or greater vote of each class of such company's stock entitled to be cast to approve the types of transactions discussed in this paragraph; (ii) the dissolution of the corporation; (iii) the sale of all or substantially all of the assets of the corporation to any person (as such term is defined in the 1940 Act); or (iv) any amendment to the Articles of Incorporation which makes any class of the corporation's stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize the actions listed in this paragraph.

     The provisions of the Charter Documents described above could have the effect of depriving the owners of shares of the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

               CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

     The custodian for the Fund is PNC Bank, N.A., located at Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19133.

     The transfer agent and dividend paying agent for the Fund is The Bank of New York, located at _________________.

                                  LEGAL MATTERS

     With respect to matters of United States law, the validity of the shares offered hereby will be passed on for the Fund by Simpson Thacher & Bartlett, New York, New York. Counsel for the Fund may rely, as to matters of Maryland law, on Piper Marbury Rudnick & Wolfe LLP Baltimore, Maryland.

                                     EXPERTS

     The financial statements and financial highlights of the Fund as of December 31, 1999 have been incorporated by reference into the statement of additional information in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                               FURTHER INFORMATION

     Further information concerning these securities and their issuer may be found in the Registration Statement of which this prospectus constitutes a part on file with the Securities and Exchange Commission. The Commission maintains a World Wide Web site on the Internet at http://www.sec.gov. that contains the prospectus, material incorporated by reference and other information regarding registrants, such as the Fund, that file electronically with the Commission. The Registration Statement may also be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, NW, Washington, D.C. 20549 and the Commission's regional offices at Seven World Trade Center, New York, New York 10048. Copies of such materials can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, NW, Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund also may be inspected at the offices of the NYSE and are available on the Commission's World Wide Web site on the Internet at http://www.sec.gov.

                                TABLE OF CONTENTS

                       STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page
                                                                           ----
General Information............................................................

Investment Policies............................................................

Investment Restrictions........................................................

Management.....................................................................

Portfolio Transactions.........................................................

Taxation.......................................................................

Capital Stock..................................................................

Financial Statements...........................................................

================================================================================

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR THAT THE FUND HAS REFERRED YOU TO. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER, SOLICITATION OR SALE IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE SUCH DATE.

                            ------------------------

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Prospectus Summary............................................................
Fee Table.....................................................................
Financial Highlights..........................................................
The Offer.....................................................................
Use of Proceeds...............................................................
The Fund......................................................................
Risk Factors and Special Considerations.......................................
Investment Objectives and Policies............................................
Management....................................................................
Portfolio Transactions........................................................
Dividends and Distributions...................................................
Taxation......................................................................
Net Asset Value...............................................................
Capital Stock.................................................................
Custodian, Transfer Agent and Dividend Paying Agent, Registrar................
Legal Matters.................................................................
Experts.......................................................................
Further Information...........................................................

                                9,460,886 SHARES

                          THE SALOMON BROTHERS FUND INC

                                  CAPITAL STOCK
                                ($1.00 PAR VALUE)


                            ------------------------

                                   PROSPECTUS

                            ------------------------




================================================================================

                          THE SALOMON BROTHERS FUND INC

                            ------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

     The Salomon Brothers Fund Inc. is a closed-end, diversified management investment company. Its primary investment objectives are growth and conservation of capital. Income receives secondary consideration. The Fund invests primarily in common stock of companies with strong positions in industries with the potential to grow faster than the economy as a whole. The Fund seeks and holds, generally for the long term, the common stock of well-managed, favorably situated companies we expect will produced above-average earnings and dividend growth over time.

     This statement of additional information is not a prospectus, but you should read it in conjunction with the prospectus for the Fund dated ______, 2000. This statement of additional information does not include all information that you should consider before purchasing shares, and you should obtain and read the prospectus prior to purchasing shares. You may obtain a copy of the
prospectus without charge, by calling (800)           , extension     , and
from outside the United States, by calling (212)             . This statement
of additional information incorporates by reference the entire prospectus.

                            ------------------------

                                TABLE OF CONTENTS

                                                                               Page
                                                                               ----
GENERAL INFORMATION..........................................................

INVESTMENT POLICIES..........................................................

INVESTMENT RESTRICTIONS......................................................

MANAGEMENT...................................................................

PORTFOLIO TRANSACTIONS.......................................................

TAXATION.....................................................................

CAPITAL STOCK................................................................

FINANCIAL STATEMENTS.........................................................

                            ------------------------

     The prospectus and this statement of additional information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. You may obtain the registration statement from the Securities and Exchange Commission upon payment of the fee prescribed, or inspect it at the Securities and Exchange Commission's office at no charge.

                            ------------------------

       This statement of additional information is dated ___________, 2000

                               INVESTMENT POLICIES

INVESTMENT POLICIES

     The Fund retains flexibility in the management of its portfolio without restrictions as to the proportion of assets which may be invested in any classes of securities. The Fund anticipates, however, that its portfolio will consist primarily of equity securities.

     Since there may be periods, including those of unusual market conditions, during which the Fund's management may deem it advisable to invest varying portions of the Fund's fixed assets in income securities or to hold substantial amounts of cash or its equivalent, the Fund retains the flexibility to do so.

     The Fund purchases and sells securities as considered advisable by management. The Fund usually holds securities for the long term, but may sell portfolio securities whenever the Fund's management deems such sales to be advisable, regardless of how long the Fund has owned such securities.

     In order to enhance returns, reduce risks, and manage taxes and cash flows, the Fund may invest in derivatives.

     The Fund may invest in readily marketable securities, securities with limited marketability or non-marketable securities. Although the Fund's portfolio usually will consist of equity securities listed on the New York and other stock exchanges, issues traded in the over-the-counter market may also be purchased and held to the extent deemed advisable by the Fund's management.

     The Fund may also purchase the securities of non-U.S. issuers. These securities may be denominated and traded in foreign currencies, and may be traded in the US or on international stock exchanges.

OTHER INVESTMENT TECHNIQUES

     The Fund uses several derivative strategies to hedge market risks (such as broad or specific market increments, interest rates and currency exchange rates) and cash flows and to seek to increase the Fund's income or gain, including the purchase of calls, puts and collars. The Fund owns "in the money" calls on the S&P 500 Index, funded by a combination of cash, high yield bonds and convertible bonds ("in the money" means the value of the underlying instrument or stock index exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option). This strategy keeps the Fund fully invested, while giving it the flexibility to easily manage the volatile cash flows that occur when the Fund pays its capital gains distributions.
"In the money" call options on the S&P 500 Index fall less than the market does when the value of the S&P 500 Index nears or falls below the strike price of the option. Therefore this strategy should make the Fund less volatile than the S&P 500 Index in the event of a severe market decline. The Fund also owns puts on the S&P 500 Index. This strategy will protect against a decline in the Fund's return in the event of a market decline. The Fund writes covered calls in order to increase its returns. The Fund purchases collars in order to protect against near term risk in its equity positions. Both of these strategies should make the Fund less volatile than the S&P 500 in the event of a market decline.

     The Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

     Options. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write "covered" put and call options on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, the Fund may purchase put and call options and write "covered" put and call options on stocks, stock indices and currencies. The Fund may utilize options on currencies in order to hedge against currency exchange rate risks.
A call option is "covered" if, so long as the Fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option;
(ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

     In all cases except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

     In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

     In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

     The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

     Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivatives involving options require segregation of Fund assets in special accounts.

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

     Interest Rate and Equity Swaps and Related Transactions. The Fund may purchase or sell interest rate and equity caps, floors and collars. The Fund may enter into these transactions in order to hedge against either a decline in value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

     The Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian in accordance with procedures established by the Board of Directors. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     The Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SaBAM based on guidelines established by the Fund's Board of Directors, are deemed creditworthy. SaBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur losses and experience time delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.

                             INVESTMENT RESTRICTIONS

     The Fund is subject to the following restrictions that may not be changed without the approval of at least a majority of its outstanding voting securities, as defined in the 1940 Act. The 1940 Act defines a "majority" as the lesser of (1) 67% of the shares represented at a meeting of which more than 50% of the outstanding shares are present in person or represented by proxy, or (2) more than 50% of the outstanding shares.

     If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     Under the 1940 Act, the Fund may neither invest more than 5% of its total assets in the securities of any one investment company, nor acquire more than 3% of the outstanding voting securities of any such investment company. In addition, the Fund may not invest more than 10% of its total assets in securities issued by all investment companies. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the advisory, sub-advisory and administrative fees with respect to assets so invested.

     The Fund may invest such percentage of its assets in the securities of one issuer as the Fund's management deem advisable; provided, however, that at no time shall the Fund have less than 75% of the value of its assets invested in cash, cash items, U.S. government securities, securities of other investment companies and other securities limited in respect of any one issuer to not more than 5% of the value of the assets of the Fund and to not more than 10% of such issuer's outstanding voting securities.

     The Fund may not issue bonds, debentures or senior equity securities.

     The Fund may not borrow money on a long-term basis for the purpose of creating leverage on its capital stock. The Fund may borrow money when deemed advisable for temporary corporate purposes; provided, however, that the amount of such borrowings plus the amount of all of its other outstanding borrowings does not exceed 25% of the value of the total net assets of the Fund.

     The Fund may participate in underwritings to the extent permitted by
Section 12(c) of the Investment Company Act of 1940 ("1940 Act"), if and when, in the opinion of its Board of Directors, such underwritings are advantageous to the Fund. In certain instances when the Fund may acquire securities under circumstances where it would be necessary to register such securities under the Securities Act of 1933 before they could be reoffered or sold to the public ("restricted securities") the Fund may be deemed a statutory underwriter for purposes of that Act. No more than 15% of the value of the total assets of the Fund will be invested in illiquid assets.

     The Fund's policy is not to concentrate investments in any one industry. The Fund may not make an additional investment in any industry if such investment would result in its having more than 25% of the value of its total assets at such time in investments in such industry.

     The Fund may purchase or otherwise acquire and sell or otherwise dispose of real estate in its own name or in the name of any majority-owned subsidiary whenever, in the judgment of its Board of Directors, it is deemed advantageous to the Fund; provided, however, in the case of purchases, the cost of such real estate plus the value of all other real estate owned at the time and all other illiquid assets will not exceed 15% of the value of the total assets of the Fund.

     The Fund may purchase and sell commodities and commodity contracts (which include, for purposes of this paragraph, futures contracts, including futures contracts on interest rates, stock indices and currencies, options on futures contracts, forward currency contracts and options on currencies) whenever it is deemed advisable by its Board of Directors; provided, however, that it may not purchase any commodities or enter into any commodity contracts if the cost of such commodities or commodity contracts plus the value of all other commodities or commodity contracts and borrowings exceeds 25% of the value of the total assets of the Fund.

     The Fund may make loans (1) when such loans are a part of or incidental to other transactions in which the Fund may engage, (2) to subsidiaries, (3) against full collateral and (4) otherwise as deemed advisable; provided, however, that the Fund shall not make any such other loans if immediately thereafter the aggregate of all loans made pursuant to this clause (4) at the time outstanding shall exceed 10% of the value of its total assets; it being understood that the purchase of an issue of bonds, debentures or other securities, whether or not upon original issue, is not to be considered the making of a loan, provided that such bonds, debentures or other securities are liquid securities.

     It is not the policy of the Fund to invest its assets for the purpose of purchasing control of companies except when and if in the judgment of its Board of Directors such investment is deemed advisable in order to protect the value of the investment, subject to the limitations set forth above.

     The Fund may purchase the securities of other closed-end investment companies to the extent permitted by Section 12(d)(1) of the 1940 Act, provided that no such purchase shall be made if immediately thereafter more than 15% of the value of the assets of the Fund would be invested in such companies. The Fund may also consummate mergers with other investment companies to the extent permitted by Section 12(d)(1) of the 1940 Act whenever the opportunities arise on terms that are favorable to the Fund in the opinion of its Board of Directors.

     The policies set forth above may not be changed unless authorized by the vote of stockholders.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The names of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years.

     The officers manage day to day operations. The officers are directly responsible to the board of directors. The directors set broad policies and choose the officers.

       NAME, ADDRESS AND AGE        POSITION WITH THE FUND       PRINCIPAL OCCUPATIONS FOR THE PAST FIVE YEARS
Heath B. McLendon* (66)...........   Chairman of the Board       Managing Director, Salomon Smith Barney, Inc.;
                                     and President               President and Director, SSBC Fund Management Inc. and
                                                                 Travelers Investment Advisers, Inc.  Prior to July 1993,
                                                                 Senior Executive Vice President of Shearson Lehman
                                                                 Brothers Inc., and Vice Chairman of Shearson Asset
                                                                 Management

Charles F. Barber (83)............   Director                    Consultant; formerly Chairman of the Board, ASARCO
                                                                 Incorporated

Andrew L. Breech (47).............   Director                    President, Dealer Operating Control Service, Inc.

Carol L. Colman (54)..............   Director                    Consultant, Colman Consulting

William R. Dill (69)..............   Director                    Consultant; formerly President, Boston Architectural
                                                                 Center; formerly President, Anna Maria College; President
                                                                 Emeritus, Babson College

Clifford M. Kirtland, Jr (76).....   Director                    Member of the Advisory Committee, Noro-Moseley
                                                                 Partners; formerly Director, Oxford Industries, Inc., Shaw
                                                                 Industries, Inc., Graphic Industries, Inc. and CSX Corp.;
                                                                 formerly Chairman and President, Cox Communications

Robert W. Lawless (63)............   Director                    President and Chief Executive Officer, University of
                                                                 Tulsa; formerly President and Chief Executive Officer,
                                                                 Texas Tech University and Texas Tech University Health
                                                                 Sciences Center

Louis P. Mattis (58)..............   Director                    Consultant; formerly Chairman and President, Sterling
                                                                 Winthrop,  Inc.

Thomas F. Schlafly (51)...........   Director                    Of counsel to Blackwell Sanders Peper Martin LLP
                                                                 (attorneys); President, The Saint Louis Brewery, Inc.

Lewis E. Daidone (40).............   Executive Vice              Managing Director, Salomon Smith Barney, Inc.; Senior Vice
                                     President & Treasurer       President and Director, SSBC Fund Management Inc. and Travelers
                                                                 Investment Advisers, Inc.

Michael A. Kagan (38).............   Executive Vice              Director, Salomon Brothers Asset Management Inc
                                     President

Martin L. Roberts (66)............   Vice President              Vice President, Salomon Brothers Asset Management Inc

Christina T. Sydor (46)...........   Secretary                   Managing Director, Salomon Smith Barney, Inc.; General Counsel,
                                                                 SSBC Fund Management Inc. and Travelers Investment
                                                                 Advisers, Inc.


* Mr. McLendon is an interested person of the Fund by virtue of his position as an officer of affiliates of SaBAM.

     The Fund pays each of its directors who is not a director, officer or employee of SaBAM or any affiliate thereof an annual fee of ______________. In addition, the Fund reimburses those directors for travel and out-of-pocket expenses incurred in connection with meetings. The aggregate remuneration paid to all such unaffiliated directors by the Fund during the fiscal year ended December 31, 1999 was $_____.

     The following table shows certain compensation information for the directors for the fiscal year ended December 31, 1999. None of the executive officers or directors who are also officers or directors of SaBAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                                                            TOTAL
                                                                 PENSION OR           ESTIMATED         COMPENSATION
                                              AGGREGATE     RETIREMENT BENEFITS    ANNUAL BENEFITS      FROM FUND AND
                                            COMPENSATION     ACCRUED AS PART OF          UPON           FUND COMPLEX
NAME OF DIRECTOR                              FROM FUND         FUND EXPENSES         RETIREMENT      PAID TO DIRECTORS
---------------------------------------    --------------  ---------------------  -----------------  -------------------
Charles F. Barber......................        $11,250               $0                 $0                $135,100
Andrew L. Breech.......................        $10,500               $0                 $0                $ 26,750
Carol L. Colman........................        $11,250               $0                 $0                $ 54,100
William R. Dill........................        $10,500               $0                 $0                $ 26,750
Clifford M. Kirtland, Jr...............        $11,250               $0                 $0                $ 28,250
Robert W. Lawless......................        $11,250               $0                 $0                $ 29,000
Louis P. Mattis........................        $10,500               $0                 $0                $ 26,000
Thomas F. Schlafly.....................        $11,250               $0                 $0                $ 28,250

     The Articles of Incorporation and Bylaws of the Fund provide that it will indemnify its directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by Maryland law. In addition, the Articles of Incorporation provide that the directors and officers will not be liable to the shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or the Bylaws protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

ADVISORY ARRANGEMENTS

     SaBAM is the investment manager pursuant to an agreement with the Fund dated as of May 1, 1994 (as amended April 29, 1997) (the "Investment Management Agreement") which was most recently approved by the Fund's shareholders on January 15, 1998. SaBAM is responsible on a day-to-day basis for the management of the Fund portfolios in accordance with the Fund's investment objectives and policies, for making decisions to buy, sell, or hold particular securities, and for day-to-day administration of the Fund. SaBAM has delegated certain adminstrative responsibilities to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SaBAM, pursuant to a sub-administration agreement between SaBAM and SSBC.

     The Fund pays SaBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

        AVERAGE DAILY NET ASSETS                   ANNUAL FEE RATE
        ----------------------------------    -------------------------
        First $350 million................              .650%
        Next $150 million.................              .550%
        Next $250 million.................              .525%
        Next $250 million.................              .500%
        Over $1 billion...................              .450%

     The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record S&P 500 Index by at least one percentage point. For each percentage point which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by
 .01% (annualized). The maximum annual adjustment is .10% which occurs if the Fund's performance exceeds or is exceeded by the S&P 500 Index of ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution.

     For the fiscal years ended December 31, 1999, 1998 and 1997, SaBAM was paid for advisory services rendered to the Fund $9,170.935, $7,647,618, and $6,858,516, respectively. These amounts reflect a total decrease of the base management fee of $28,228, $1,084,003 and $756,750, respectively, due to the performance adjustment.

     Unless earlier terminated as described below, the Investment Management Agreement remains in effect if approved annually (a) by the board of directors or by the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) and (b) by a majority of the directors who are not parties to the Investment Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Agreement terminates on its assignment by any party and may be terminated without penalty on 60 days' written notice at the option of the board of directors or by the vote of the majority of the holders of the shares, or upon 60 days' written notice, by SaBAM.

     The services of SaBAM are not intended to be exclusive, and nothing in the Investment Management Agreement prevents SaBAM or its affiliates from providing similar services to other investment companies and other clients (whether or not such clients' investment objectives and policies are similar to those of the
Fund) or from engaging in other activities.

CUSTODIAN

     PNC Bank, N.A. ("PNC"), located at Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19133, acts as custodian under a Custodian Agreement dated ________ __, ____. As custodian, PNC, among other things, maintains custody accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. For its services, PNC receives a monthly fee based upon the daily average market value of securities held in custody for the Fund. PNC also receives securities transaction charges, including out-of-pocket expenses.

                             PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities are made by SaBAM, subject to the overall review of the board of directors. Portfolio securities transactions are placed on behalf of the Fund by persons authorized by SaBAM. SaBAM manages other investment companies and accounts that invest in fixed-income securities. Although investment decisions for the Fund are made independently from those of these other accounts, SaBAM may make investments of the type the Fund makes on behalf of these other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same security, SaBAM will allocate available investments or opportunities for each in a manner believed by SaBAM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position it obtains or disposes of. The Fund may utilize Salomon Smith Barney Inc. and other affiliates of SaBAM in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission when SaBAM believes that the charge for the transaction does not exceed usual and customary levels.

     Transactions on U.S. and some foreign stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers in the over-the-counter markets include a dealer's mark-up or mark-down, which normally is not disclosed. Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer.

     In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, SaBAM will seek the best overall terms available. In addition, unless otherwise directed by the board of directors, the Investment Management Agreement authorizes SaBAM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) and cause the Fund to pay a broker-dealer which furnishes such services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of SaBAM to the Fund. The fees payable under the Investment Management Agreement are not reduced as a result of SaBAM's receiving such brokerage and research services.

     Currently, it is the Fund's policy that SaBAM may at times pay higher commissions than might otherwise be obtainable in recognition of brokerage services felt necessary for the achievement of best available price and most favorable execution of certain securities transactions. SaBAM will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to SaBAM and/or the Fund. Subject to the primary objective set forth above, SaBAM has informed the Fund that it may pay higher commission rates specifically for the purpose of obtaining research services. The Fund will not pay to any affiliate of SaBAM a higher commission rate specifically for the purpose of obtaining research services.

     The Fund paid total brokerage commissions of $2,221,464, $2,369,816 and $2,037,664, respectively, in fiscal years ended December 31, 1999, 1998 and 1997.

     The Fund paid Salomon Smith Barney Inc. brokerage commissions of $219,858 in fiscal year ended December 31, 1999. In fiscal year ended December 31, 1998, the Fund paid brokerage commissions of $12,912 and $66,780, respectively, to Salomon Brothers Inc and Salomon Smith Barney Inc., prior to the merger of the two companies in that year and $60,156 to Salomon Smith Barney Inc. subsequent to the merger. In fiscal year ended December 31, 1997, the Fund paid brokerage commissions of $150,330 and $67,458, respectively, to Salomon Brothers Inc and Smith Barney Inc.

     The brokerage commissions paid to Salomon Smith Barney Inc. in fiscal year ended December 31, 1999 represented 9.9% of total brokerage commissions paid by the Fund in such year.

     8.3% of the Fund's aggregate dollar amount of transactions in fiscal year ended December 31, 1999 were effected through Salomon Smith Barney Inc.

                                    TAXATION

     The following is a summary of the material United States federal income tax considerations, regarding the purchase, ownership and disposition of shares. You are urged to consult your own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this statement of additional information, which are subject to change.

UNITED STATES FEDERAL INCOME TAXES

     The Fund and its Investments. The Fund has qualified and continues to qualify and elect to be treated as a regulated investment company for each taxable year under the Code. To so qualify, the Fund must, among other things:

          derive at least 90% of its gross income in each taxable year from:

               dividends

               interest

               payments with respect to securities loans

               gains from the sale or other disposition of stock or securities or foreign currencies other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and diversify its holdings so that, at the end of each quarter of the taxable year:

               at least 50% of the market value of the assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

     As a regulated investment company, the Fund is not subject to United States federal income tax on its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and its net capital gains (i.e., the excess of its net long term capital gain over its net short-term capital loss), if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its net investment income is distributed, but is subject to tax at regular corporate rates on any taxable income or gains that it does not distribute.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of that year plus 100% of the ordinary income and capital gain net income from prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

     If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to you would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to you as ordinary income, even though those distributions might otherwise (at least in part) have been treated as long-term capital gains when received by you. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, it may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     If the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a notice to you and you
(a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, your proportionate share of the undistributed amount, (b) will be entitled to credit your proportionate share of the 35% tax paid by the Fund on the undistributed amount against your United States federal income tax liabilities, if any, and to claim refunds to the extent your credits exceed your liabilities, if any, and (c) will be entitled to increase your tax basis, for United States federal income tax purposes, in your shares by an amount equal to 65% of the amount of undistributed capital gains included in your income.

     Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

     Dividends and Distributions. If you are a U.S. shareholder, dividends of net investment income, which term includes net realized short-term capital gain, are taxable to you as ordinary income, whether paid in cash or in shares. Distributions of net capital gain, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gain, whether paid in cash or in shares and regardless of how long you have held shares. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to qualifying dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to you, be treated as a tax-free return of capital, to the extent of your basis in your shares, and as a capital gain thereafter (if you hold your shares as capital assets).

     If you receive dividends or distributions in the form of additional shares pursuant to the Dividend Reinvestment and Cash Purchase Plan you should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     If you are considering buying shares just prior to a dividend or capital gain distribution you should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to you.

     Sales of Shares. Upon the sale or exchange of your shares, you will realize a taxable gain or loss equal to the difference between the amount realized and the basis in your shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in your hands, and will be long-term capital gain or loss if the shares are held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund under the Dividend Reinvestment and Cash Purchase Plan, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by you on the sale of a share held by you for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of net capital gain received by you with respect to such share.

     Backup Withholding. If you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or have been notified by the Internal Revenue Service that you are subject to backup withholding, the Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against your United States federal income tax liabilities. If you are a foreign investor additional tax withholding requirements which apply are discussed below.

     Foreign Shareholders. If you are a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) under U.S. laws, taxation depends, in part, on whether your income from the Fund is "effectively connected" with a United States trade or business carried on by you.

     If you are a non-resident alien and your income from the Fund is not effectively connected with a United States trade or business carried on by you, distributions of net investment income will be subject to a 30% (or lower treaty rate) United States withholding tax. If you are a non-resident alien distributions of net capital gain, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund generally will not be subject to United States tax unless you are physically present in the United States for more than 182 days during the taxable year and certain other conditions are met. However, a determination by the Fund not to distribute long-term capital gains will cause the Fund to incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for investment, and you may not be able to claim a credit or deduction with respect to such taxes.

     In general, if you are a resident alien or if dividends or distributions from the Fund are effectively connected with a United States trade or business carried on by you, then dividends of net investment income, distributions of net capital gain, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations. If you are a corporation, and your income from the Fund is effectively connected with a United States trade or business, you may also be subject to the 30% (or lower treaty rate) branch profits tax. If you are entitled to claim the benefits of an applicable tax treaty the tax consequences to you may be different from those described in this section. You may be required to provide appropriate documentation to establish your entitlement to the benefits of such a treaty. You are advised to consult your own tax adviser with respect to (a) whether your income from the Fund is or is not effectively connected with a United States trade or business carried on by you, (b) whether you may claim the benefits of an applicable tax treaty, and (c) any other tax consequences to you of an investment in the Fund.

     Notices. You will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to you. Furthermore, you will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to you during the preceding taxable year.

     Other Taxation. Distributions also may be subject to additional state, local and foreign taxes depending on your particular situation.

FUND INVESTMENTS

     Options, Futures and Forward Contracts. The Fund's transactions in options, futures and forward contracts, constructive sales and short sales will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., it may affect whether gains or losses are ordinary or capital), accelerate recognition of income and defer losses. These rules could therefore affect the character, amount and timing of distributions to you. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.

     Section 988 Gains or Losses. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to you as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to you, rather than as an ordinary dividend, reducing the basis in your shares.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND YOURSELF. YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISER WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF AN INVESTMENT IN THE FUND.

                                  CAPITAL STOCK

     The authorized capital stock of the Fund is 125,000,000 shares of capital stock, $1.00 par value. The Fund has no present intention of offering additional shares other than pursuant to the offer, except that additional shares may be issued under the Dividend Reinvestment Plan and Cash Purchase Plan. Other offerings of shares, if made, will require approval of the board of directors. Any additional offering will be subject to the requirement of the 1940 Act that shares not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of the holders of a majority of the outstanding voting securities, as such term is defined under the 1940 Act.

BENEFICIAL OWNERSHIP

     The Fund does not know of any persons who may be deemed beneficial owners of 5% or more of the shares because they possessed or shared voting or investment power with respect to them. The officers and directors of the Fund, in the aggregate, own less than 1% of the outstanding shares.

                              FINANCIAL STATEMENTS

     The financial statements and financial highlights included in the annual report of the Fund for the fiscal year ended December 31, 1999, which has previously been provided to you, is incorporated herein by reference into the statement of additional information. The Fund will furnish, without charge, a copy of this report upon request to ___________ at Salomon Brothers Asset Management, _________________.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

      1. Financial Statements

         Contained in Part A:

         (a)  Financial Highlights

           Incorporated in Part B by reference to Registrant's December 31, 1999 annual report:

              (1)  Statement of Investments as of December 31, 1999

              (2)  Statement of Assets and Liabilities as of December 31, 1999

              (3)  Statement of Operations for the year ended December 31, 1999

              (4) Statements of Changes in Net Assets for the years ended December 31, 1999 and December 31, 1998

              (5)  Notes to Financial Statements

      2.  Exhibits

         (a)  Articles of Incorporation of the Registrant, as amended*

         (b)  By-Laws of the Registrant*

         (c)  Not applicable

         (d) (1) Specimen Certificate for Shares of Capital Stock of the Registrant**

              (2)  Form of Subscription Certificate***

              (3)  Form of Notice of Guaranteed Delivery***

              (4)  Form of Beneficial Listing***

              (5) Subscription Agent Agreement between the Registrant and ____________________ dated _____***

         (e)  (1)  Automatic Dividend Reinvestment Plan****

              (2)  Cash Payment Plan****

         (f)  Not Applicable

         (g) (1) Investment Management Agreement between the Registrant and Salomon Brothers Asset Management Inc dated May 1, 1994 (as amended April 29, 1997).***

              (2) Sub-administration Agreement between Salomon Brothers Asset Management Inc and SSB Citi Fund Management LLC***

---------------------
* Previously filed and incorporated by reference from Amendment No. 14 to the Registration Statement on Form N-2 (File No. 811-2733) as filed with the Securities and Exchange Commission on April 29, 1992.

** Incorporated by reference from Amendment No. 13 to the Registration Statement on Form N-2 (File No. 811-2733) previously filed with the Securities and Exchange Commission.

***   To be filed by Amendment.

**** Previously filed and incorporated by reference from the December 31, 1999 annual report as filed with the Securities and Exchange Commission on March 2, 2000.

         (h) (1) Form of Financial Advisory Agreement between the Registrant and Salomon Smith Barney, Inc.***

              (2) Form of Information Agency Agreement***

         (i)  Not Applicable

         (j)  Custody Agreement between the Registrant and PNC Bank, N.A., dated
              __________.***

         (k)  [Not Applicable]

         (l)  (1)  Opinion of Simpson Thacher & Bartlett***

              (2)  Opinion of Piper Marbury Rudnick & Wolfe LLP***

         (m)  Not Applicable

         (n)  Consent of PricewaterhouseCoopers LLP

         (o)  Not Applicable

         (p)  Not Applicable

         (q)  Not Applicable

ITEM 25. MARKETING ARRANGEMENTS

     Not Applicable

ITEM 26. OTHER EXPENSES OF ISSUANCE, DISTRIBUTION AND ORGANIZATION

Registration Fee...................................................... $
New York Stock Exchange listing fees..................................
NASD fees.............................................................
Printing (other than stock certificates)..............................
Fees and Expenses of qualification under state securities laws
    (including fees of counsel).......................................
Financial Advisor's fees and expenses.................................
Accounting fees and expenses..........................................
Information Agent's fees and expenses.................................
Subscription Agent's fees and expenses................................
Postage...............................................................
Miscellaneous expenses................................................
  Total............................................................... $

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person and has no subsidiaries.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

     22,885 as of March 22, 2000.

ITEM 29. INDEMNIFICATION

     Section 2-418 of the Corporation Law of the State of Maryland gives Registrant the power to indemnify the directors and officers. Section 2-418 provides in pertinent part:

     (b) (1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

           (I) The act or omission of the director was material to the cause of action adjudicated in the proceeding; and

                (1) Was committed in bad faith; or

                (2) Was the result of active and deliberate dishonesty; or

          (II) The director actually received an improper personal benefit in money, property or services; or

         (III) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

         (2)(I) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

          (II) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

         (3) (I) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

         (II) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

      (c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

      (d) Unless limited by the charter:

      (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

      (2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

         (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses in securing such reimbursement; or

      (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection
      (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

      (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

      (k) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

      (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

      (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

      In addition, the eleventh and twelfth articles of the Fund's Articles of Incorporation provide that:

         ELEVENTH: The corporation shall indemnify (a) its directors and officers, whether serving the corporation or at its request any other entity, to the fullest extent required or permitted by the laws of the State of Maryland now or hereafter in force and the Investment Company Act of 1940, including the advance of expenses under the procedures required, and to the fullest extent permitted, by law and (b) other employees and agents to such extent as shall be authorized by the Board of Directors or provided by the Corporation's by-laws or by contract and permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

         TWELFTH: To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the Investment Company Act of 1940. No amendment of these Articles or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

      The Fund's By-laws provide that the Fund shall indemnify its directors and officers against judgments, penalties, fines, excise taxes, settlements and reasonable expenses to the fullest extent authorized and in the manner permitted, by applicable federal and state law and the Fund's Articles of Incorporation.

      The Fund has purchased insurance insuring its officers and directors against certain liabilities incurred in their capacities as such, and insuring the Fund against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the provisions described under Item 29 above, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted against the Fund by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

      Registrant is fulfilling the requirements of this Item 30 to provide a list of the officers and directors of its investment manager together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Salomon Brothers Asset Management Inc. (SEC File No. )

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

      The Salomon Brothers Fund Inc
      c/o Salomon Brothers Asset
         Management Inc
      New York, NY 10022
      (Registrant's Articles of Incorporation and By-Laws)

      Salomon Brothers Asset Management Inc
      (with respect to its services as investment manager)

      PNC Bank, N.A.
      Lester, PA 19133
      (with respect to its services as Custodian for the Fund's assets)

ITEM 32. MANAGEMENT SERVICES

      Other than the Investment Management Agreement filed as Exhibit (9) and described in the prospectus contained in Part A, the Registrant is not a party to any management-related service contract.

ITEM 33. UNDERTAKINGS

      (a) The Fund undertakes to suspend offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

      (b) The Registrant hereby undertakes to send by, first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 23 day of March, 2000.


                                          THE SALOMON BROTHERS FUND INC

                                          By: /s/ Heath B. McLendon
                                             --------------------------------
                                             Heath B. McLendon
                                             Chairman of the
                                             Board and President



                                POWER OF ATTORNEY
                                -----------------

The undersigned directors of The Salomon Brothers Fund Inc (the "Fund") hereby appoint Heath B. McLendon, Robert A. Vegliante, Esq. and Lewis E. Daidone, or any one of them, as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to a Registration Statement under the Securities Act of 1933 and/or the Investment Company Act of 1940, including any and all amendments thereto, all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933 and The Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates listed below:



         /s/ Heath B. McLendon               Chairman of the Board and President          March 16, 2000
-----------------------------------------
           Heath B. McLendon

          /s/ Charles F. Barber              Director                                     March 16, 2000
-----------------------------------------
            Charles F. Barber

          /s/ Andrew L. Breech               Director                                     March 16, 2000
-----------------------------------------
            Andrew L. Breech

          /s/ Carol L. Colman                Director                                     March 16, 2000
-----------------------------------------
            Carol L. Colman

          /s/  William R. Dill               Director                                     March 16, 2000
-----------------------------------------
             William R. Dill

        /s/ Clifford M. Kirtland             Director                                     March 16, 2000
-----------------------------------------
          Clifford M. Kirtland

         /s/ Robert W. Lawless               Director                                     March 16, 2000
-----------------------------------------
          Robert W. Lawless

         /s/ Louis P. Mattis                 Director                                     March 16, 2000
-----------------------------------------
           Louis P. Mattis

        /s/ Thomas F. Schafly                Director                                     March 16, 2000
-----------------------------------------
          Thomas F. Schafly



                                      II-6




